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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Global Advantage and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Annual Report

February 28, 2011

ING Global Advantage and
Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options equivalent to a significant portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to reduce volatility of total returns.

For the fiscal year ended February 28, 2011, the Fund made quarterly distributions totaling $1.38 per share, all consisting of net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 14.05% for the fiscal year ended February 28, 2011.(1) This NAV return reflects an increase in the Fund’s NAV from $13.37 on February 28, 2010 to $13.76 on February 28, 2011, including the reinvestment of $1.38 per share in distributions. Based on its share price, the Fund provided a total return of 6.32% for the fiscal year ended February 28, 2011.(2) This share price return reflects a decrease in the Fund’s share price from $14.30 on February 28, 2010 to $13.72 on February 28, 2011, including the reinvestment of $1.38 per share in distributions.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President & Chief Executive Officer
ING Funds
April 8, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Year Ended February 28, 2011

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World Indexsm measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss of over 3%. But in the second half of our fiscal year the MSCI World Indexsm roared back, and for the whole year returned 17.46%. (The MSCI World Indexsm returned 21.67% for the year ended February 28, 2011, measured in U.S. dollars.) Investor sentiment turned distinctly positive, despite the grave concerns that remained — and a new crisis to worry about.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the fitful U.S. economic recovery, the sovereign debt crisis in the euro zone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.8% in the fourth. But attention seemed focused on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last, the February employment report showed improvement to 9.0% in January. But economists were baffled by the paltry 36,000 new jobs created that month, while the labor force participation rate, at 64.2%, was the lowest since March 1984.

In the housing market, sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February 2010 started falling again in October and our fiscal year ended with the index less than 1% above the trough recorded in May 2009.

To be sure, there were grounds for optimism as the fiscal year drew to a close. Consumer spending had risen for seven straight months. The modest GDP growth above concealed a 6.7% surge in real final sales, the best since 1998. The Institute for Supply Management purchasing managers’ index signaled the busiest manufacturing sector since 2004. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. Those two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds.

In the euro zone, a sovereign debt crisis started with fiscally profligate Greece, bringing falling stock markets, downgrades, soaring yields on peripheral euro zone bonds and doubts about the viability of the euro itself. Greece’s bail-out was followed by Ireland near the end of 2010 and as our fiscal year ended, Portugal, with its 10-year bonds yielding about 7.5%, looked to be next.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation near 5% and a housing bubble. The authorities increased banks’ reserve ratio requirements six times in 2010 and twice more in 2011. Interest rates were raised three times after mid October.

Then in January, popular revolt erupted in North Africa. In short order, dictatorships in Tunisia and Egypt fell, to be replaced by... no one knew exactly what. As the fiscal year ended, the fate of Libya, a significant oil producer, hung in the balance and the price of oil, which had been rising anyway on improving demand, was nudging $100 per barrel.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in the fiscal year, with a small loss in the second half as risk appetite returned. Within this the Barclays Capital U.S. Treasury index returned 3.71%, underperforming the 7.93% on the Barclays Capital Corporate Investment Grade Bond index. But both paled against the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index, which gained 17.34%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 22.57% in the 12 months through February 2011, including its best September since 1939 and best December since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies set to record their fifth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the euro zone in early June was replaced by renewed pessimism about the dollar in a stalling economy. Then, markets were seized by another bout of euro zone angst, before the threat of another energy crisis proved dollar-negative. For the fiscal year the dollar fell 1.07% against the euro, 5.78% against the pound and 8.10% to the yen, which breached 15-year high levels.

In international markets, the MSCI Japan® Index confounded the pessimists by returning 8.14% for the year after being down nearly 10% half way through. This was based on generally favorable corporate earnings and came despite declining GDP and 23 months of falling prices. The MSCI Europe ex UK® Index returned 14.50%, with Germany up 29.52% and Ireland and Greece both falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. Powered by its sizeable materials sector, the MSCI UK® Index advanced 15.43%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, a shock 0.6% quarterly fall in fourth quarter GDP growth and inflation rising to 4.0%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
MSCI World Indexsm	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.

Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

3

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Country Allocation
as of February 28, 2011
(as a percent of net assets)

United States	57.4%

Japan	9.5%

United Kingdom	7.8%

Germany	4.1%

Australia	3.4%

France	2.9%

Switzerland	2.7%

Netherlands	2.0%

Sweden	1.9%

Spain	1.6%

Finland	1.3%

Hong Kong	1.2%

Italy	1.2%

Countries between 0.5% – 0.7%(1)	1.2%

Countries less than 0.5%(2)	2.3%

Other Assets and Liabilities – Net*	(0	.5)%

Net Assets	100.0%

* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio – Class I.
(1) Includes two countries, which each represents 0.5% – 0.7% of net assets.
(2) Includes seventeen countries, which each represents less than 0.5% of net assets.

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrated option writing strategy.

The Fund is managed by Paul Zemsky, Vincent Costa, Jody I. Hrazanek, Pranay Gupta and Frank van Etten, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser*.

Equity Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 750-1500 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries (usually 25-30 countries), industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) index call options on selected indices and/or exchange traded funds (“ETFs”) in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above at a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options are primarily written in over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Lastly, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies.

Performance: Based on net asset value (“NAV”) as of February 28, 2011, the Fund provided a total return of 14.05% for the fiscal year. This NAV return reflects an increase in the Fund’s NAV from $13.37 on February 28, 2010 to $13.76 on February 28, 2011. Based on its share price as of February 28, 2011, the Fund provided a total return of 6.32% for the fiscal year. This share price return reflects a decrease in the Fund’s share price from $14.30 on February 28, 2010 to $13.72 on February 28, 2011. The S&P 500®

Top Ten Holdings*
as of February 28, 2011
(as a percent of net assets)

ExxonMobil Corp.	2.2%
Apple, Inc.	1.3%
Chevron Corp.	1.0%
General Electric Co.	1.0%
AT&T, Inc.	1.0%
Coca-Cola Co.	0.9%
International Business Machines Corp.	0.8%
Microsoft Corp.	0.8%
Berkshire Hathaway, Inc.	0.8%
JPMorgan Chase & Co.	0.8%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio – Class I.

Portfolio holdings are subject to change daily.

4

ING Global Advantage and Premium Opportunity Fund
Portfolio Managers’ Report

Index, the MSCI EAFE® Index and the CBOE BuyWrite Monthly Index returned 22.58%, 20.00% and 8.70%, respectively, for the reporting period. During the fiscal year, the Fund made quarterly distributions totaling $1.38 per share, all consisting of net investment income. As of February 28, 2011, the Fund had 18,274,358 shares outstanding.

Market Review: The equity portfolio of the Fund uses a customized reference index — a blend of 60% S&P 500® Index and 40% MSCI EAFE® Index — to reflect its strategic emphasis. During the Fund’s fiscal year, the markets became highly volatile in reaction to upsets as diverse as the Greek sovereign debt crisis, the Gulf of Mexico oil well blowout, an eleventh-hour U.S. compromise on extending the Bush-era tax cuts and finally, the eruption of rebellion and violence in the Middle East. The rise of global uncertainty favored developed markets over developing ones. The S&P 500® Index gained 22.58% for the period; the MSCI EAFE® Index gained 20.00%. The Fund’s blended reference index gained 21.66% for the period.

Equity Portfolio: ING’s International Index Plus strategy is utilized for the international equity portion of the Fund. For the review period, the strategy performed inline with the MSCI EAFE® Index. Stock selection in industrials, consumer discretionary and energy were the main contributors to the Fund’s results. These contributions were partially offset by selection in the information technology and telecommunications services sectors. Top contributors to performance include positive contributions from overweights in Boliden AB and Atlas Copco AB, while an underweight in Daimler AG and an overweight in Elpida Memory Inc contributed negatively. By design, there was minimal impact from region and sector allocations.

The Fund’s U.S. domestic equity component underperformed the S&P 500® Index due mainly to negative selection effect in certain sectors. In particular, financials, energy and industrials acted as a drag on performance. In financials, overweights in Vornado Realty Trust and M&T Bank Corp. hurt performance. In energy, underweights in Exxon Mobil Corp. and Schlumberger Ltd. had a negative impact, as these stocks outperformed the overall market. Selection added value in the information technology and telecommunication services sectors. Within technology, an underweight in Cisco Systems Inc. and an overweight in Altera Corp. were a positive for the Fund. In telecommunication services, the Fund’s overweight position in Qwest Communications International Inc. helped performance. Sector allocation had a positive impact, as overweights in industrials and information technology added to performance.

Option Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a basket of market indexes on a portion of the value of the equity portfolio. During the period, the Fund sold short-maturity options on the S&P 500 index, the DJ Eurostoxx 50 Index, the Nikkei 225 Index and the FTSE 100 Index. The construction of the option portfolio is such that there is a low tracking error with the reference index of the international sleeve of the equity portfolio, which is MSCI EAFE® Index . The strike prices of the traded options were typically at or near the money, and the average expiration dates were between three and six weeks. The coverage ratio was maintained at approximately 65-70% throughout the period. Option positions resulted in an overall drag on performance for the period, as global equity markets experienced significant rallies, particularly at the end of 2010 and the beginning of 2011. As a result, many of the options expired in the money. Volatility, as measured by the VIX Index, spiked near the middle of last year but decreased significantly throughout the remainder of the period as uncertainty in the global markets faded and equities rallied.

The Fund continued its policy of hedging foreign currencies to seek to reduce volatility of NAV returns. Its hedges detracted from performance for the period amid the reduction of global turmoil beginning in the second half of the period.

Current Strategy & Outlook: The underlying U.S. and EAFE strategies seek to reward investors with sector- and country-diversification close to the S&P 500 and MSCI EAFE indices, while seeking outperformance through portfolio construction techniques. If the market falls or moves sideways, the premiums generated from our call-writing, dividends and our disciplined equity strategies may make up an important part of the Fund’s total return. If the market rallies, the strategy may generate an absolute positive return, but the upside may be limited as call options will likely be exercised.

Prompted by political turmoil in the Middle East and North Africa, oil prices have surged to over $100 per barrel. If oil prices stay high the impact on global economic growth could be significant. Following demand destruction during the recent financial crisis, oil markets have been operating with a hefty cushion of spare production capacity, most of which resides in Saudi Arabia. While the recent Saudi pledge to supply the lost Libyan output has calmed markets, it has at the same time reduced the spare capacity cushion. This reduction might be temporary, and it has yet to reach a dangerous level; however, the overall risk of a possible oil supply shock has increased.

In our opinion, we expect the U.S. economy to outperform EAFE, as non-U.S. developed economies are more vulnerable to oil-shock inflation and have relatively weaker growth momentum. As a result, we believe volatility should persist at a high-enough level that the Fund will be able to generate attractive premiums through its call writing activities.

* Effective January 1, 2011, Bas Peeters is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Global Advantage and Premium Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING Global Advantage and Premium Opportunity Fund as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Advantage and Premium Opportunity Fund as of February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 25, 2011

6

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2011

ASSETS:
Investments in securities at value*	$252,817,837
Short-term investments at value**	2,383,000
Cash	55,062
Cash collateral for futures	276,012
Foreign currencies at value***	149,972
Receivables:
Investment securities sold	1,875
Dividends	600,373
Unrealized appreciation on forward foreign currency contracts	1,533
Prepaid expenses	1,910

Total assets	256,287,574

LIABILITIES:
Payable for investment securities purchased	2,153
Unrealized depreciation on forward foreign currency contracts	2,699,749
Payable to affiliates	42,933
Payable for trustee fees	2,008
Other accrued expenses and liabilities	176,707
Written options at fair value^	1,818,547

Total liabilities	4,742,097

NET ASSETS (equivalent to $13.76 per share on 18,274,358 shares outstanding)	$251,545,477

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares beneficial interest at $0.01 par value (unlimited shares authorized)	$254,259,561
Undistributed net investment income	1,080,724
Accumulated net realized loss	(26,967,654)
Net unrealized appreciation	23,172,846

NET ASSETS	$251,545,477

* Cost of investments in securities	$227,864,488
** Cost of short-term investments	$2,383,000
*** Cost of foreign currencies	$149,324
^ Premiums received on written options	$2,608,803

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the year ended February 28, 2011

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,938,816

Total investment income	5,938,816

EXPENSES:
Investment management fees	1,797,988
Transfer agent fees	20,466
Administrative service fees	239,730
Shareholder reporting expense	71,463
Professional fees	46,012
Custody and accounting expense	135,771
Trustee fees	4,585
Miscellaneous expense	43,760

Total expenses	2,359,775
Net recouped fees	22,923

Net expenses	2,382,698

Net investment income	3,556,118

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	38,630,518
Foreign currency related transactions	(2,946,641)
Futures	640,816
Written options	(6,915,700)

Net realized gain	29,408,993

Net change in unrealized appreciation or depreciation on:
Investments	2,389,065
Foreign currency related transactions	(3,021,287)
Futures	98,956
Written options	(189,043)

Net change in unrealized appreciation or depreciation	(722,309)

Net realized and unrealized gain	28,686,684

Increase in net assets resulting from operations	$32,242,802

* Foreign taxes withheld	$268,030
(1) Dividends from affiliates	$5,273

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 28,
	2011	2010

FROM OPERATIONS:
Net investment income	$3,556,118	$3,728,829
Net realized gain (loss)	29,408,993	(24,315,335)
Net change in unrealized appreciation or depreciation	(722,309)	89,653,429

Increase in net assets resulting from operations	32,242,802	69,066,923

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(25,041,070)	—
Return of capital	—	(31,827,194)

Total distributions	(25,041,070)	(31,827,194)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	1,917,476	2,069,138
Cost of shares repurchased, net of commissions	—	(1,428,482)

Net increase in net assets resulting from capital share transactions	1,917,476	640,656

Net increase in net assets	9,119,208	37,880,385

NET ASSETS:
Beginning of year	242,426,269	204,545,884

End of year	$251,545,477	$242,426,269

Distributions in excess of net investment income at end of year	$1,080,724	$(2,896,957)

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Year	Year	Year	Year	Year
		Ended	Ended	Ended	Ended	Ended
		February 28,	February 28,	February 28,	February 29,	February 28,
		2011	2010	2009	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$	13.37	11.29	17.79	21.19	20.24
Income (loss) from investment operations:
Net investment income	$	0.20	0.21 *	0.31 *	0.30 *	0.26
Net realized and unrealized gain (loss) on investments	$	1.57	3.64	(4.95)	(0.73)	2.55
Total from investment operations	$	1.77	3.85	(4.64)	(0.43)	2.81
Less distributions from:
Net investment income	$	1.38	—	0.74	—	0.04
Net realized gains on investments	$	—	—	—	2.40	1.54
Return of capital	$	—	1.77	1.12	0.57	0.28
Total distributions	$	1.38	1.77	1.86	2.97	1.86
Net asset value, end of period	$	13.76	13.37	11.29	17.79	21.19
Market value, end of period	$	13.72	14.30	10.42	16.73	21.11
Total investment return at net asset value(1)%		14.05	35.81	(26.96)	(2.40)	14.81
Total investment return at market value(2)%		6.32	57.38	(28.32)	(7.87)	24.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$	251,545	242,426	204,546	324,275	385,433
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%		0.98	1.01	0.99	0.97	0.95
Net expenses after expense waiver/recoupment(3)(4)%		0.99 **	1.00 **	0.99 **	0.97 **	0.95
Net investment income after expense waiver/recoupment(3)(4)%		1.48 **	1.61 **	2.01 **	1.45 **	1.29
Portfolio turnover rate	%	164	141	178	194	132

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to

11

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable and market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended February 28, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes

12

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

13

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer duration, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter duration.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral

14

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2011.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2011, the total value of written OTC call options subject to Master Agreements in a liability position was $1,818,547. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

H. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the year ended February 28, 2011, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

During the year ended February 28, 2011, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $1,067,480 and $94,990,300, respectively.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended February 28, 2011, the Fund had purchased futures contracts on various equity indices to potentially enhance the Fund’s return and decrease the volatility of the Fund’s NAV. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if

15

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended February 28, 2011, the Fund had an average notional value of $3,706,025 on purchased futures contracts.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing OTC call options on indices on a portion of the value of the equity portfolio. Please refer to Note 6 for the volume of written option activity during the year ended February 28, 2011.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2011, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING IM. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund were reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the year ended February 28, 2011, the Fund waived $2,264 of such management fees. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Fund will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin

16

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.00% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

As of February 28, 2011, there are no amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of February 28, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$23,718	$19,215	$42,933

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2011, excluding short-term securities, were $390,120,254 and $414,418,543, respectively.

17

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of	Premiums
	Contracts	Received

Balance at 02/28/10	303,167	$3,337,062
Options Written	3,778,041	43,728,455
Options Expired	(1,401,141)	(15,822,495)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(2,409,044)	(28,634,219)

Balance at 02/28/11	271,023	$2,608,803

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year	Year
	Ended	Ended
	February 28,	February 28,
	2011	2010

Number of Shares
Reinvestment of distributions	144,848	158,337
Shares repurchased	—	(153,044)

Net increase in shares outstanding	144,848	5,293

$
Reinvestment of distributions	$1,917,476	$2,069,138
Shares repurchased, net of commissions	—	(1,428,482)

Net increase	$1,917,476	$640,656

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund could purchase, over the period ended December 31, 2009, up to 10% of its stock, in open-market transactions. There was no assurance that the Fund would purchase shares at any particular discount level or in any particular amounts. The share repurchase program sought to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the year ended February 28, 2010, the Fund repurchased 153,044 shares, representing approximately 0.8% of the Fund’s outstanding shares for a net purchase price of $1,428,482 (including commissions of $4,591). Shares were repurchased at a weighted-average discount from NAV per share of 14.25% and a weighted-average price per share of $9.30.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not

18

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2010 (1):

		Accumulated
Paid-in	Undistributed	Net Realized
Capital	Net Investment Income	Gains / (Losses)

$(22,692,768)	$25,462,633	$(2,769,865)

(1)	$22,691,848 relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings & profits.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2011. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends were as follows:

Tax Year Ended	Tax Year Ended
December 31, 2010	December 31, 2009
Ordinary	Return
Income	of Capital

$25,041,070	$31,827,194

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2010 were:

Unrealized	Capital Loss	Expiration
Depreciation	Carryforwards	Date

$20,257,648	(30,935,937)	2017

	$(30,935,937)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of February 28, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending February 29, 2012.

NOTE 10 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 28, 2011, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date

$0.335	3/15/2011	4/15/2011	4/5/2011

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

SUMMARY PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium
Opportunity Fund
as of February 28, 2011

			Percent
			of Net
Shares		Value	Assets

COMMON STOCK: 98.7%

	Australia: 3.2%
29,647	BHP Billiton Ltd.	$1,400,950	0.6

	Other Securities	6,657,678	2.6

		8,058,628	3.2

	Austria: 0.2%
	Other Securities	582,523	0.2

	Barbados: 0.1%
	Other Securities	239,148	0.1

	Belgium: 0.5%
	Other Securities	1,131,188	0.5

	Bermuda: 0.3%
	Other Securities	752,986	0.3

	Denmark: 0.3%
	Other Securities	780,183	0.3

	Finland: 1.3%
	Other Securities	3,172,093	1.3

	France: 2.9%
15,642	Total S.A.	958,860	0.4

	Other Securities	6,404,634	2.5

		7,363,494	2.9

	Germany: 3.7%
13,197	BASF AG	1,100,372	0.4

10,267	Siemens AG	1,388,156	0.6

	Other Securities	6,802,672	2.7

		9,291,200	3.7

	Greece: 0.2%
	Other Securities	378,923	0.2

	Guernsey: 0.1%
	Other Securities	156,996	0.1

	Hong Kong: 1.2%
	Other Securities	2,927,699	1.2

	Ireland: 0.1%
	Other Securities	247,979	0.1

	Israel: 0.3%
	Other Securities	815,053	0.3

	Italy: 1.2%
	Other Securities	3,124,621	1.2

	Japan: 9.4%
25,400	Toyota Motor Corp.	1,186,876	0.5

	Other Securities	22,373,103	8.9

		23,559,979	9.4

	Kazakhstan: 0.1%
	Other Securities	185,783	0.1

	Luxembourg: 0.0%
	Other Securities	91,429	0.0

	Macau: 0.0%
	Other Securities	30,484	0.0

	Malaysia: 0.0%
	Other Securities	25,599	0.0

	Mauritius: 0.0%
	Other Securities	2,052	0.0

	Mexico: 0.1%
	Other Securities	163,147	0.1

	Netherlands: 2.0%
38,149	Royal Dutch Shell PLC — Class A	1,372,325	0.9

27,050	Royal Dutch Shell PLC — Class B	966,990

	Other Securities	2,684,691	1.1

		5,024,006	2.0

	New Zealand: 0.1%
	Other Securities	208,245	0.1

	Norway: 0.1%
	Other Securities	361,668	0.1

	Portugal: 0.3%
	Other Securities	812,294	0.3

	Singapore: 0.6%
	Other Securities	1,400,525	0.6

	Spain: 1.6%
84,015	Banco Santander Central Hispano S.A.	1,034,377	0.4

40,173	Telefonica S.A.	1,021,372	0.4

	Other Securities	2,036,631	0.8

		4,092,380	1.6

	Sweden: 1.9%
	Other Securities	4,867,246	1.9

See Accompanying Notes to Financial Statements

20

SUMMARY PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium
Opportunity Fund
as of February 28, 2011 (continued)

				Percent
				of Net
Shares			Value	Assets

		Switzerland: 2.7%
21,734		Nestle S.A.	$1,230,557	0.5

22,387		Novartis AG	1,258,074	0.5

7,453		Roche Holding AG — Genusschein	1,124,229	0.5

		Other Securities	3,118,054	1.2

			6,730,914	2.7

		United Kingdom: 7.7%
28,837		BHP Billiton PLC	1,143,080	0.4

184,364		BP PLC	1,486,278	0.6

27,813		British American Tobacco PLC	1,114,298	0.4

48,939		GlaxoSmithKline PLC	939,451	0.4

150,004		HSBC Holdings PLC	1,652,014	0.6

406,879		Vodafone Group PLC	1,155,166	0.5

		Other Securities	11,974,896	4.8

			19,465,183	7.7

		United States: 56.5%
9,303	@,S	Apple, Inc.	3,285,913	1.3

86,800	S	AT&T, Inc.	2,463,384	1.0

112,340		Bank of America Corp.	1,605,339	0.6

23,700	@	Berkshire Hathaway, Inc.	2,068,536	0.8

25,242		Chevron Corp.	2,618,858	1.0

64,292	@	Cisco Systems, Inc.	1,193,260	0.5

358,600	@,S	Citigroup, Inc.	1,678,248	0.7

33,772		Coca-Cola Co.	2,158,706	0.9

17,700		ConocoPhillips	1,378,299	0.5

64,169	S	ExxonMobil Corp.	5,488,356	2.2

124,416		General Electric Co.	2,602,783	1.0

5,405		Goldman Sachs Group, Inc.	885,231	0.4

2,669	@	Google, Inc. — Class A	1,637,165	0.7

21,609		Hewlett-Packard Co.	942,801	0.4

43,402		Intel Corp.	931,841	0.4

13,189		International Business Machines Corp.	2,135,035	0.8

31,575		Johnson & Johnson	1,939,968	0.8

43,657		JPMorgan Chase & Co.	2,038,345	0.8

12,600		McDonald’s Corp.	953,568	0.4

34,427		Merck & Co., Inc.	1,121,287	0.4

80,162		Microsoft Corp.	2,130,706	0.8

9,600		Occidental Petroleum Corp.	978,912	0.4

39,775		Oracle Corp.	1,308,598	0.5

22,500		PepsiCo, Inc.	1,426,950	0.6

91,255		Pfizer, Inc.	1,755,746	0.7

21,550		Procter & Gamble Co.	1,358,728	0.5

17,805		Qualcomm, Inc.	1,060,822	0.4

20,705		Schlumberger Ltd.	1,934,261	0.8

13,233		United Technologies Corp.	1,105,485	0.4

40,855	S	Verizon Communications, Inc.	1,508,367	0.6

23,067		Wal-Mart Stores, Inc.	1,199,023	0.5

57,971		Wells Fargo & Co.	1,870,144	0.7

		Other Securities	85,421,728	34.0

			142,186,393	56.5
		Total Common Stock (Cost $223,781,253)	248,230,041	98.7

REAL ESTATE INVESTMENT TRUSTS: 1.4%

		Australia: 0.2%
		Other Securities	469,270	0.2

		France: 0.0%
		Other Securities	56,810	0.0

		Hong Kong: 0.0%
		Other Securities	137,457	0.0

		Japan: 0.1%
		Other Securities	242,796	0.1

		Singapore: 0.1%
		Other Securities	204,691	0.1

		United Kingdom: 0.1%
		Other Securities	249,321	0.1

		United States: 0.9%
		Other Securities	2,294,698	0.9

		Total Real Estate Investment Trusts (Cost $3,166,770)	3,655,043	1.4

PREFERRED STOCK: 0.4%

		Germany: 0.4%
		Other Securities	927,695	0.4

		Total Preferred Stock (Cost $916,465)	927,695	0.4

RIGHTS: 0.0%

		Hong Kong: 0.0%
		Other Securities	5,044	0.0

		Sweden: 0.0%
		Other Securities	14	0.0

		Total Rights (Cost $-)	5,058	0.0

		Total Long-Term Investments (Cost $227,864,488)	252,817,837	100.5

See Accompanying Notes to Financial Statements

21

SUMMARY PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium
Opportunity Fund
as of February 28, 2011 (continued)

			Percent
			of Net
Shares		Value	Assets

SHORT-TERM INVESTMENTS: 1.0%

	Mutual Funds: 1.0%
2,383,000	Blackrock Liquidity Funds TempFund Portfolio — Class I	$2,383,000	1.0

	Total Short-Term Investments (Cost $2,383,000)	2,383,000	1.0

	Total Investments in Securities (Cost $230,247,488)*	$255,200,837	101.5
	Other Assets and Liabilities - Net	(3,655,360)	(1.5)

	Net Assets	$251,545,477	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 28, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $233,155,845.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,234,761
Gross Unrealized Depreciation	(6,189,769)

Net Unrealized Appreciation	$22,044,992

Percentage of
Industry	Net Assets

Consumer Discretionary	9.9%
Consumer Staples	9.5
Energy	12.2
Financials	19.6
Health Care	9.8
Industrials	12.4
Information Technology	11.8
Materials	6.0
Telecommunication Services	4.6
Utilities	4.7
Short-Term Investments	1.0
Other Assets and Liabilities — Net	(1.5)

Net Assets	100.0%

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of February 28, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	2/28/2011

Asset Table
Investments, at value
Common Stock
Australia	$—	$7,945,680	$112,948	$8,058,628
Austria	—	582,523	—	582,523
Barbados	239,148	—	—	239,148
Belgium	123	1,131,065	—	1,131,188
Bermuda	249,211	503,775	—	752,986
Denmark	—	780,183	—	780,183
Finland	—	3,172,093	—	3,172,093
France	—	7,363,494	—	7,363,494
Germany	3,053	9,288,147	—	9,291,200
Greece	—	378,923	—	378,923
Guernsey	—	156,996	—	156,996
Hong Kong	336,516	2,591,183	—	2,927,699
Ireland	158,550	89,429	—	247,979
Israel	—	815,053	—	815,053
Italy	—	3,124,621	—	3,124,621
Japan	—	23,559,979	—	23,559,979
Kazakhstan	—	185,783	—	185,783
Luxembourg	—	91,429	—	91,429
Macau	—	30,484	—	30,484
Malaysia	—	25,599	—	25,599
Mauritius	—	2,052	—	2,052
Mexico	—	163,147	—	163,147
Netherlands	—	5,024,006	—	5,024,006
New Zealand	—	208,245	—	208,245

See Accompanying Notes to Financial Statements

22

SUMMARY PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium
Opportunity Fund
as of February 28, 2011 (continued)

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	2/28/2011

Norway	—	361,668	—	361,668
Portugal	—	812,294	—	812,294
Singapore	—	1,400,525	—	1,400,525
Spain	26,792	4,065,588	—	4,092,380
Sweden	—	4,867,246	—	4,867,246
Switzerland	227,700	6,503,214	—	6,730,914
United Kingdom	72,752	19,392,431	—	19,465,183
United States	142,186,393	—	—	142,186,393

Total Common Stock	143,500,238	104,616,855	112,948	248,230,041

Real Estate Investment Trusts	2,327,070	1,327,973	—	3,655,043
Preferred Stock	—	927,695	—	927,695
Rights	—	5,044	14	5,058
Short-Term Investments	2,383,000	—	—	2,383,000

Total Investments, at value	$148,210,308	$106,877,567	$112,962	$255,200,837

Other Financial Instruments+:
Forward foreign currency contracts	—	1,533	—	1,533
Futures	118,139	—	—	118,139

Total Assets	$148,328,447	$106,879,100	$112,962	$255,320,509

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(2,699,749)	$—	$(2,699,749)
Written options	—	(1,818,547)	—	(1,818,547)

Total Liabilities	$—	$(4,518,296)	$—	$(4,518,296)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended February 28, 2011:

	Beginning			Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	2/28/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	2/28/2011

Asset Table
Investments, at value
Common Stock	$—	$74,895	$(75,219)	$—	$324	$—	$112,948	$—	$112,948
Rights	—	—	—	—	—	14	—	—	14

Total Investments, at value	$—	$74,895	$(75,219)	$—	$324	$14	$112,948	$—	$112,962

As of February 28, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $14.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

There were no significant transfers into or out of Level 1 and 2 during the year ended February 28, 2011.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

23

SUMMARY PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium
Opportunity Fund
as of February 28, 2011 (continued)

At February 28, 2011 the following forward foreign currency contracts were outstanding for the ING Global Advantage and Premium Opportunity Fund:

	Currency/			In		Unrealized
	Contract		Settlement	Exchange		Appreciation
Counterparty	Amount	Buy/Sell	Date	For	Fair Value	(Depreciation)

JPMorgan Chase & Co.	EU Euro EUR 80,000	BUY	4/28/11	$108,783	$110,316	$1,533

						$1,533

JPMorgan Chase & Co.	Australian Dollar AUD 8,850,000	SELL	3/16/11	$8,702,931	$8,991,216	$(288,285)
The Bank of New York Mellon Corporation	EU Euro EUR 1,300,000	SELL	3/16/11	1,767,111	1,793,549	(26,438)
Brown Brothers Harriman & Co.	Swiss Franc CHF 6,000,000	SELL	3/16/11	6,212,055	6,458,715	(246,660)
Brown Brothers Harriman & Co.	British Pound GBP 13,600,000	SELL	3/16/11	21,585,240	22,105,722	(520,482)
Brown Brothers Harriman & Co.	Japanese Yen JPY 60,000,000	SELL	3/16/11	721,585	733,529	(11,944)
Citigroup, Inc.	EU Euro EUR 27,400,000	SELL	3/16/11	36,649,774	37,802,491	(1,152,717)
Citigroup, Inc.	Japanese Yen JPY 1,810,000,000	SELL	3/16/11	21,674,908	22,128,131	(453,223)

						$(2,699,749)

ING Global Advantage and Premium Opportunity Fund Open Futures Contracts on February 28, 2011:

	Number	Expiration	Notional	Unrealized
Contract Description	of Contracts	Date	Value	Appreciation

Long Contracts

E-Mini MSCI EAFE Index	19	03/18/11	$1,670,195	$93,130
S&P 500 E-Mini	15	03/18/11	994,575	17,832
S&P 500 E-Mini	7	06/17/11	462,385	7,177

			$3,127,155	$118,139

Written OTC Call Options

# of			Expiration	Strike		Premiums	Fair
Contracts	Counterparty	Description	Date	Price		Received	Value

2,550	Barclays Bank PLC	Dow Jones Euro Stoxx 50	03/02/11	2,999.980	EUR	$216,632	$(84,594)
2,700	Goldman Sachs & Co.	Dow Jones Euro Stoxx 50	03/17/11	3,069.140	EUR	211,637	(85,069)
1,200	Goldman Sachs & Co.	FTSE 100 Index	03/02/11	5,965.390	GBP	206,319	(85,369)
1,200	Goldman Sachs & Co.	FTSE 100 Index	03/17/11	6,069.120	GBP	188,970	(77,610)
94,000	UBS Warburg LLC	Nikkei 225 Index	03/02/11	10,436.576	JPY	203,141	(224,357)
92,500	JPMorgan Chase & Co.	Nikkei 225 Index	03/17/11	10,842.060	JPY	198,517	(66,192)
40,318	UBS Warburg LLC	S&P 500® Index	03/02/11	1,307.100	USD	722,095	(843,398)
36,555	UBS Warburg LLC	S&P 500® Index	03/17/11	1,340.430	USD	661,492	(351,958)

						$2,608,803	$(1,818,547)

See Accompanying Notes to Financial Statements

24

SUMMARY PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium
Opportunity Fund
as of February 28, 2011 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2011 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,533
Equity contracts	Net Assets- Unrealized appreciation*	118,139

Total Asset Derivatives		$119,672

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,699,749
Equity contracts	Written options, at fair value	1,818,547

Total Liability Derivatives		$4,518,296

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2011 was as follows:

	Amount of Realized Gain or (Loss)
	on Derivatives Recognized in Income
Derivatives not accounted for	Foreign currency related		Written
as hedging instruments	transactions*	Futures	options	Total

Equity contracts	$—	$640,816	$(6,915,700)	$(6,274,884)
Foreign exchange contracts	(3,357,539)	—	—	(3,357,539)

Total	$(3,357,539)	$640,816	$(6,915,700)	$(9,632,423)

	Change in Unrealized
	Appreciation or Depreciation
	on Derivatives Recognized in Income
Derivatives not accounted for	Foreign currency related		Written
as hedging instruments	transactions*	Futures	options	Total

Equity contracts	$—	$98,956	$(189,043)	$(90,087)
Foreign exchange contracts	(3,028,966)	—	—	(3,028,966)

Total	$(3,028,966)	$98,956	$(189,043)	$(3,119,053)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2011
% of Total Net Assets against which calls written	68.10%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$2,608,803
Value of calls	$(1,818,547)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

25

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Global Advantage and Premium Opportunity Fund	NII	$1.3770

NII – Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Board Positions
Name, Address and Age	the Trust	Time Served (1)	During the Past 5 Years	by Trustee(2)	Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	October 2007 — Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present) and Consultant (January 2005 — Present).	133	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	July 2005 — Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum(3) (September 1989 — March 2006).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	133	Wisconsin Energy Corp. (June 2006 — Present) and The Royce Fund (December 2009 — Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2007 — Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	133	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	July 2005 — Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	133	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	July 2005 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	133	Assured Guaranty Ltd. (April 2004 — Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	133	Stillwater Mining Company (May 2002 — Present).

27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Board Positions
Name, Address and Age	the Trust	Time Served (1)	During the Past 5 Years	by Trustee(2)	Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	July 2005 — Present	President, Springwell Corporation, a corporate finance firm (March 1989 — Present).	133	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2007 — Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	133	Intact Financial Corporation (December 2004 — Present) and PFM Group (November 2010 — Present).

Shaun P. Mathews(4)(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	June 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 — November 2006).	171	ING Capital Corporation, LLC (December 2005 — Present).

(1)	The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(5)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 — November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	July 2005 — Present March 2011 — Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011 — Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 — Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005 — January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President Chief Investment Risk Officer	July 2005 — Present September 2009 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2005 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	July 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	July 2005 — Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); Director of Compliance, ING Investments, LLC(2) (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010 — Present); Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 — April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 — Present	Senior Vice President (March 2010 — Present) and Head of Manager Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	July 2005 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 — Present	Vice President, ING Investment Management — ING Funds (March 2010 — Present); Vice President, ING Funds Services, LLC(3) (March 2006 — Present) and Managing Paralegal, Registration Statements (June 2003 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	July 2005 — Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 — March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	July 2005 — Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 — Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 — Present	Vice President and Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 — March 2010) and Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co., the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory and sub-advisory contracts for all the Fund were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees. Among other matters, the Contracts Committee provides oversight with

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

respect to the contracts renewal and approval process, and the Investment Review Committees jointly provide oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Fund’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The

32

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the Investment Review Committees to assist the Board and the Investment Review Committees with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection

33

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary reference index. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Fund asset level as of September 30, 2010.

The Fund’s performance was compared to its Morningstar category median and its primary reference index, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary reference index for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the three-year period, and the third quintile for the one-year period.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser if the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with a level advisory fee rate that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee

34

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser and Sub-Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fee of the Adviser. The Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

35

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Global Advantage and Premium Opportunity Fund was held June 24, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

			Shares
			voted
		Shares	against		Total
		voted	or	Shares	Shares
	Proposal*	for	withheld	abstained	Voted

Class II Trustees	John V. Boyer	13,373,419.738	222,592.445		13,596,012.183
	Patricia W. Chadwick	13,360,056.914	235,955.269		13,596,012.183
	Sheryl K. Pressler	13,364,026.135	231,986.048		13,596,012.183

*	Proposal Passed

36

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective January 1, 2011, Bas Peeters is no longer responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net

37

ADDITIONAL INFORMATION (Unaudited) (continued)

asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2010 DISTRIBUTIONS:

DECLARATION	EX-DIVIDEND	PAYABLE
DATE	DATE	DATE

March 15, 2011	April 1, 2011	April 15, 2011
June 15, 2011	July 1, 2011	July 15, 2011
September 15, 2011	October 3, 2011	October 17, 2011
December 15, 2011	December 28, 2011	January 16, 2012

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2011 was 13,225, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 28, 2010 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

38

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

AR-UIGA                  (0211-033111)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(l), Exhibit 99,CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year were $24,500 for the year ended February 28, 2011 and $22,000 for year ended February 28, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are seasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended February 28, 2011 and $2,150 for the year ended February 28, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,648 in the year ended February 28, 2011 and $6,550 in the year ended February 28, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $2,500 for the year ended February 28, 2011 and $5,000 for the year ended February 28, 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: September 29, 2010

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011
Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued
Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	Ö		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians) Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E
Prohibited Non-Audit Services
Dated: September 29. 2010 to December 31, 2011
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND
ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $1,084,113 for the year ended February 28, 2011 and $2,011,031 for year ended February 28, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.
Item 6. Schedule of Investments.
Report of Independent Registered Public Accounting Firm
The Shareholders and Board of Trustees
ING Global Advantage and Premium Opportunity Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments, of ING Global Advantage and Premium Opportunity Fund as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified report thereon dated April 25, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audit of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR. The portfolio of investments is the responsibility of management. Our responsibility is to express an opinion on the portfolio of investments based on our audits.
In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.
Boston, Massachusetts
April 25, 2011

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011

Shares					Value

COMMON STOCK:			98.7%

		Australia:		3.2%
2,440		Alumina Ltd.			$5,978
24,603		Amcor Ltd.			174,393
901		AMP Ltd.			4,891
130		ASX Ltd.			4,844
25,160		Australia & New Zealand Banking Group Ltd.			621,841
454		AXA Asia Pacific Holdings Ltd.			2,938
12,092		Bendigo Bank Ltd.			115,696
29,647		BHP Billiton Ltd.			1,400,950
1,875		BlueScope Steel Ltd.			4,018
661		Boral Ltd.			3,719
9,855		Brambles Ltd.			71,532
14,295		Caltex Australia Ltd.			232,065
654		Coca-Cola Amatil Ltd.			7,912
743		Cochlear Ltd.			58,695
14,979		Commonwealth Bank of Australia			814,224
7,752		Computershare Ltd.			76,128
323		Crown Ltd.			2,758
4,372		CSL Ltd.			158,825
16,707	@	Fortescue Metals Group Ltd.			112,948
2,312		Foster’s Group Ltd.			13,478
220,855		Goodman Fielder Ltd.			281,216
1,442		Incitec Pivot Ltd.			6,506
996		Insurance Australia Group			3,708
257		Macquarie Airports Management Ltd.			814
3,309		Macquarie Group Ltd.			128,626
55,349		Metcash Ltd.			229,268
21,786		National Australia Bank Ltd.			576,000
11,991		Newcrest Mining Ltd.			463,457
1,244		OneSteel Ltd.			3,450
349		Orica Ltd.			9,225
4,303		Origin Energy Ltd.			73,617
3,110		Oz Minerals Ltd.			5,174
853	@	Qantas Airways Ltd.			2,044
7,387		QBE Insurance Group Ltd.			136,848
3,933		Ramsay Health Care Ltd.			71,303
6,202		Rio Tinto Ltd.			541,534
1,114		Santos Ltd.			16,361
195		Sims Group Ltd.			3,755
281		Sonic Healthcare Ltd.			3,239
21,819		Suncorp-Metway Ltd.			187,308
486		TABCORP Holdings Ltd.			3,776
1,006		Tattersall’s Ltd.			2,497
30,292		Telstra Corp., Ltd.			86,256
446		Toll Holdings Ltd.			2,743
913		Transurban Group			4,981
1,948		Wesfarmers Ltd.			65,987
21,688		Westpac Banking Corp.			523,451
7,356		Woodside Petroleum Ltd.			320,784
14,913		Woolworths Ltd.			409,135
250		WorleyParsons Ltd.			7,732

					8,058,628

		Austria:		0.2%
203		Erste Bank der Oesterreichischen Sparkassen AG			10,709
8,434		OMV AG			358,405
25		Raiffeisen International Bank Holding AG			1,502
4,583		Voestalpine AG			211,907

					582,523

		Barbados:		0.1%
8,400	@	Nabors Industries Ltd.			239,148

					239,148

		Belgium:		0.5%
698		Ageas			2,214
13,068		Anheuser-Busch InBev NV			729,823
22,364	@	Anheuser-Busch InBev NV			123
1,703		Bekaert SA			184,747
145		Colruyt S.A.			7,287
184		Delhaize Group			14,213
217	@	Dexia S.A.			948
1,824		Groupe Bruxelles Lambert S.A.			167,656
63		KBC Groep NV			2,635
102		Solvay S.A.			11,962
190		Umicore			9,580

15

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

				1,131,188

		Bermuda:	0.3%
13,189		SeaDrill Ltd. ADR		503,775
3,900		Tyco International Ltd.		176,826
3,100		XL Group PLC		72,385

				752,986

		Denmark:	0.3%
74		Carlsberg A/S		7,860
1,465		Coloplast A/S		206,208
9,381	@	Danske Bank A/S		219,902
48		DSV A/S		1,109
2,738		Novo-Nordisk A/S		345,104

				780,183

		Finland:	1.3%
582		Fortum OYJ		18,023
10,002		Kesko OYJ		430,802
7,665		Kone OYJ		418,344
51		Metso OYJ		2,638
64,758		Nokia OYJ		558,325
4,942		Orion OYJ		113,070
557		Outokumpu OYJ		10,000
8,408		Pohjola Bank PLC		115,098
352		Rautaruukki OYJ		8,177
4,055		Sampo OYJ		125,505
39,449		Stora Enso OYJ (Euro Denominated Security)		444,395
25,413		UPM-Kymmene OYJ		504,656
5,502		Wartsila OYJ		423,060

				3,172,093

		France:	2.9%
258		Accor S.A.		12,139
90		Air Liquide		11,652
58		Alstom		3,461
25		Atos Origin		1,448
20,512		AXA S.A.		430,940
9,887		BNP Paribas		771,637
73		Bouygues S.A.		3,372
76		Capgemini S.A.		4,443
263		Carrefour S.A.		12,916
29		Casino Guichard Perrachon S.A.		2,840
1,930		Christian Dior S.A.		278,186
119		Cie de Saint-Gobain		7,108
155	@	Cie Generale de Geophysique-Veritas		5,742
326		Cie Generale des Etablissements Michelin		26,571
150		Cie Generale D’Optique Essilor International S.A.		10,719
4,915		CNP Assurances		109,063
13,650		Credit Agricole S.A.		239,630
35		Dassault Systemes S.A.		2,681
39		Electricite de France SA		1,739
132		Eutelsat Communications		5,268
9,186		France Telecom S.A.		203,276
939		Gaz de France		38,086
100		Groupe Danone		6,268
14		Iliad S.A.		1,569
66		Lafarge S.A.		4,009
155		Lagardere SCA		6,977
55		Legrand S.A.		2,309
75		L’Oreal S.A.		8,726
991		LVMH Moet Hennessy Louis Vuitton S.A.		156,293
733		Natixis		4,373
170		PagesJaunes Groupe S.A.		1,658
2,968		Pernod-Ricard S.A.		273,457
299	@	Peugeot S.A.		11,976
1,890		PPR		286,745
167		Publicis Groupe		9,526
6,522	@	Renault S.A.		399,948
57		Safran S.A.		2,029
11,833		Sanofi-Aventis		818,232
4,425		Schneider Electric S.A.		732,930
290		Scor S.A.		8,519
1,373		Societe BIC S.A.		117,343
6,991		Societe Generale		491,580
149		Societe Television Francaise (T.F.1)		2,896
1,880		Sodexho Alliance S.A.		129,386
40		Suez Environnement S.A.		867
105		Technip S.A.		10,377
28		Thales S.A.		1,061
15,642		Total S.A.		958,860
36		Vallourec		3,737
49		Veolia Environnement		1,612

16

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

135		Vinci S.A.		8,120
25,234		Vivendi		719,194

				7,363,494

		Germany:	3.7%
109		Adidas AG		7,000
4,768		Allianz AG		688,552
13,197		BASF AG		1,100,372
4,827		Bayer AG		375,105
6,528		Bayerische Motoren Werke AG		530,354
36		Beiersdorf AG		2,161
50		Celesio AG		1,385
27	@	Continental AG		2,288
2,926	@	DaimlerChrysler AG		206,779
6,728		Deutsche Bank AG		433,894
657		Deutsche Boerse AG		50,519
107	@	Deutsche Lufthansa AG		2,192
353		Deutsche Post AG		6,491
54,879		Deutsche Telekom AG		738,530
23,928		E.ON AG		785,915
15		Fraport AG Frankfurt Airport Services Worldwide		1,071
327		Fresenius AG		29,892
111		Fresenius Medical Care AG & Co. KGaA		7,362
108		GEA Group AG		3,347
2,014		Hannover Rueckversicheru — Reg		117,369
143		HeidelbergCement AG		10,043
7,019		Henkel KGaA — Vorzug		422,912
29		Hochtief AG		2,861
18,819		Infineon Technologies AG		206,737
149		K+S AG		11,518
5,320		Lanxess		396,416
183		Linde AG		27,968
74		MAN AG		9,431
10		Merck KGaA		905
2,852		Metro AG		208,955
2,390		Muenchener Rueckversicherungs AG		399,601
3		Puma AG Rudolf Dassler Sport		892
6,615		RWE AG		447,336
42		Salzgitter AG		3,495
9,092		SAP AG		549,421
10,267		Siemens AG		1,388,156
368		ThyssenKrupp AG		15,358
6,880	@	TUI AG		90,454
160		United Internet AG		2,776
16		Volkswagen AG		2,434
16		Wacker Chemie AG		2,953

				9,291,200

		Greece:	0.2%
24,502		Public Power Corp.		378,923

				378,923

		Guernsey:	0.1%
33,398		Resolution Ltd.		156,996

				156,996

		Hong Kong:	1.2%
38,170	@	AIA Group Ltd.		111,256
1,000		Bank of East Asia Ltd.		4,351
56,000		BOC Hong Kong Holdings Ltd.		174,140
162,000		Cathay Pacific Airways Ltd.		377,779
11,000		Cheung Kong Holdings Ltd.		172,271
22,500		CLP Holdings Ltd.		183,121
500		Esprit Holdings Ltd.		2,467
41,000		Hang Lung Properties Ltd.		175,647
3,300		Hang Seng Bank Ltd.		52,702
9,000		Henderson Land Development Co., Ltd.		57,482
3,000		Hong Kong & China Gas		6,731
5,700		Hong Kong Exchanges and Clearing Ltd.		123,921
34,500		HongKong Electric Holdings		225,260
13,000		Hutchison Whampoa Ltd.		153,612
23,000		Hysan Development Co., Ltd.		103,897
500		Kerry Properties Ltd.		2,439
32,000		Li & Fung Ltd.		195,519
2,000		New World Development Ltd.		3,624
1,000		Noble Group Ltd.		1,622
4,500		Orient Overseas International Ltd.		36,403
240,000		PCCW Ltd.		103,927
2,000		Sino Land Co.		3,654
19,000		Sun Hung Kai Properties Ltd.		309,273
12,000		Swire Pacific Ltd.		168,561
27,000		Wharf Holdings Ltd.		178,040

				2,927,699

17

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

		Ireland:	0.1%
3,883		CRH PLC		89,429
3,500		Ingersoll-Rand PLC		158,550

				247,979

		Israel:	0.3%
30,166		Bank Leumi Le-Israel BM		139,000
11,693		Bezeq Israeli Telecommunication Corp., Ltd.		31,729
5,618		Israel Chemicals Ltd.		93,553
28,733	@	Israel Discount Bank Ltd.		58,208
10,487		Mizrahi Tefahot Bank Ltd.		106,319
7,690		Teva Phaemaceutical Industries Ltd.		386,244

				815,053

		Italy:	1.2%
2,231		AEM S.p.A.		3,572
8,806		Assicurazioni Generali S.p.A.		199,282
2,124	@	Banca Monte dei Paschi di Siena S.p.A.		2,831
13,735		Banco Popolare Scarl		47,950
133,267		Enel S.p.A.		794,179
32,016		ENI S.p.A.		780,637
10,064		Fiat S.p.A		93,461
96,085		Intesa Sanpaolo S.p.A.		324,239
844		Intesa Sanpaolo S.p.A. — RNC		2,473
1,480		Pirelli & C S.p.A.		11,930
828		Saipem S.p.A.		41,829
3,007		Snam Rete Gas S.p.A.		16,453
231,825		Telecom Italia S.p.A.		361,932
146,874		Telecom Italia S.p.A. RNC		194,397
2,778		Terna S.p.A		12,815
89,687		UniCredito Italiano S.p.A.		230,749
583		Unione di Banche Italiane SCPA		5,892

				3,124,621

		Japan:	9.4%
17,000		77 Bank Ltd.		107,304
400		Advantest Corp.		8,342
1,000		Aeon Co., Ltd.		12,617
6,500		Aisin Seiki Co., Ltd.		248,953
1,000	@	All Nippon Airways Co., Ltd.		3,617
300		Asahi Breweries Ltd.		5,799
21,050		Asahi Glass Co., Ltd.		294,327
1,000		Asahi Kasei Corp.		6,935
9,900		Astellas Pharma, Inc.		389,279
11,000		Bank of Kyoto Ltd.		106,026
1,000		Bank of Yokohama Ltd.		5,398
14,500		Bridgestone Corp.		298,156
13,200		Brother Industries Ltd.		208,477
13,400		Canon, Inc.		648,016
300		Casio Computer Co., Ltd.		2,661
33		Central Japan Railway Co.		295,768
1,000		Chiba Bank Ltd.		6,862
600		Chubu Electric Power Co., Inc.		15,837
200		Chugai Pharmaceutical Co., Ltd.		3,854
300		Chugoku Electric Power Co., Inc.		6,435
1,000		Chuo Mitsui Trust Holdings, Inc.		4,271
300		Citizen Watch Co., Ltd.		1,946
36,000		Cosmo Oil Co., Ltd.		130,770
200		Credit Saison Co., Ltd.		3,927
14,000		Daihatsu Motor Co., Ltd.		221,416
107		Dai-ichi Life Insurance Co., Ltd.		193,530
500		Daiichi Sankyo Co., Ltd.		10,738
300		Daikin Industries Ltd.		10,186
100		Dainippon Sumitomo Pharma Co., Ltd.		972
1,900		Daito Trust Construction Co., Ltd.		155,693
2,000		Daiwa Securities Group, Inc.		10,819
1,000		Denki Kagaku Kogyo K K		5,388
500		Denso Corp.		18,784
3,100		Dentsu, Inc.		98,969
8,981		East Japan Railway Co.		626,240
200		Eisai Co., Ltd.		7,492
10,600		Electric Power Development Co.		334,895
300	@	Elpida Memory, Inc.		4,527
100		FamilyMart Co., Ltd.		3,787
200		Fanuc Ltd.		31,242
1,000		Fuji Electric Holdings Co., Ltd.		3,395
1,000		Fuji Heavy Industries Ltd.		8,617
500		Fuji Photo Film Co., Ltd.		17,604
2,000		Fujitsu Ltd.		13,562
25,000		Fukuoka Financial Group, Inc.		113,521
1,000		Furukawa Electric Co., Ltd.		4,271
18,000		Gunma Bank Ltd.		111,467

18

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

9,000		Hachijuni Bank Ltd.	57,141
100		Hitachi Chemical Co., Ltd.	2,324
100		Hitachi Construction Machinery Co., Ltd.	2,511
4,000		Hitachi Ltd.	24,346
200		Hokkaido Electric Power Co., Inc.	4,296
200		Hokuriku Electric Power Co.	5,043
11,000		Honda Motor Co., Ltd.	480,064
500		Hoya Corp.	11,997
9,900		Ibiden Co., Ltd.	343,373
1,900		Idemitsu Kosan Co., Ltd.	224,670
1		Inpex Holdings, Inc.	7,027
100		Isetan Mitsukoshi Holdings Ltd.	1,212
1,000		Ishikawajima — Harima Heavy Industries Co., Ltd.	2,631
1,000		Isuzu Motors Ltd.	4,522
47,900		Itochu Corp.	498,116
101		Japan Tobacco, Inc.	417,797
14,700		JFE Holdings, Inc.	465,540
300		JS Group Corp.	7,307
200		JSR Corp.	4,301
200		JTEKT Corp.	2,960
600		JX Holdings, Inc.	4,227
1,000		Kajima Corp.	2,681
17,700		Kansai Electric Power Co., Inc.	464,854
18,000		Kansai Paint Co., Ltd.	171,467
9,000		Kao Corp.	243,098
1,000		Kawasaki Heavy Industries Ltd.	4,047
1,000		Kawasaki Kisen Kaisha Ltd.	4,376
10		KDDI Corp.	64,941
1,000		Keio Corp.	6,693
400		Keyence Corp.	109,499
2,000		Kintetsu Corp.	6,323
1,000	@	Kirin Brewery Co., Ltd.	14,318
2,000		Kobe Steel Ltd.	5,474
1,000		Komatsu Ltd.	30,679
500		Konica Minolta Holdings, Inc.	4,632
1,000		Kubota Corp.	10,308
400		Kuraray Co., Ltd.	5,681
100		Kurita Water Industries Ltd.	2,845
200		Kyocera Corp.	20,879
14,800		Kyushu Electric Power Co., Inc.	343,843
100		Lawson, Inc.	4,924
100		Makita Corp.	4,234
62,000		Marubeni Corp.	475,884
87,000		Mazda Motor Corp.	225,316
3,300		McDonald’s Holdings Co. Japan Ltd.	80,957
19,000		Minebea Co., Ltd.	113,031
5,986		Miraca Holdings, Inc.	231,592
1,000		Mitsubishi Chemical Holdings Corp.	7,334
24,700		Mitsubishi Corp.	687,210
2,000		Mitsubishi Electric Corp.	23,765
6,000		Mitsubishi Estate Co., Ltd.	123,018
3,000		Mitsubishi Heavy Industries Ltd.	12,774
1,000	@	Mitsubishi Materials Corp.	3,873
26,000	@	Mitsubishi Motors Corp.	37,008
200		Mitsubishi Tanabe Pharma Corp.	3,391
128,400		Mitsubishi UFJ Financial Group, Inc.	713,264
2,430		Mitsubishi UFJ Lease & Finance Co., Ltd.	107,968
35,900		Mitsui & Co., Ltd.	656,251
1,000		Mitsui Chemicals, Inc.	3,756
1,000		Mitsui Engineering & Shipbuilding Co., Ltd.	2,764
3,497		Mitsui Fudosan Co., Ltd.	74,736
1,000		Mitsui Mining & Smelting Co., Ltd.	3,980
1,000		Mitsui OSK Lines Ltd.	6,650
1,700		Mitsui Sumitomo Insurance Group Holdings, Inc.	44,904
100		Mitsumi Electric Co., Ltd.	1,662
143,403		Mizuho Financial Group, Inc.	295,601
32,000		Mizuho Securities Co., Ltd.	98,808
5,700		Murata Manufacturing Co., Ltd.	424,928
200		Namco Bandai Holdings, Inc.	2,361
3,000		NEC Corp.	8,285
6,000		NGK Spark Plug Co., Ltd.	89,892
100		Nidec Corp.	9,328
300		Nikon Corp.	7,047
300		Nintendo Co., Ltd.	88,226
17,000		Nippon Express Co., Ltd.	73,471
1,200		Nippon Paper Group, Inc.	33,006
1,000		Nippon Sheet Glass Co., Ltd.	2,879
5,000		Nippon Steel Corp.	18,184
8,000		Nippon Telegraph & Telephone Corp.	391,343

19

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

2,000		Nippon Yusen KK	8,846
35,163		Nishi-Nippon City Bank Ltd.	117,698
200		Nissan Chemical Industries Ltd.	2,335
5,100		Nissan Motor Co., Ltd.	52,403
12,000		Nisshin Seifun Group, Inc.	158,304
100		Nitto Denko Corp.	6,064
1,579	@	NKSJ Holdings, Inc.	11,944
100		NOK Corp.	1,993
21,100		Nomura Holdings, Inc.	133,807
100		Nomura Real Estate Holdings, Inc.	2,036
1,000		NSK Ltd.	9,569
1,000		NTN Corp.	5,384
19		NTT Data Corp.	67,905
26		NTT DoCoMo, Inc.	48,843
99		NTT Urban Development Corp.	103,182
1,000		Obayashi Corp.	4,499
1,522		Obic Co., Ltd.	307,160
1,000		Odakyu Electric Railway Co., Ltd.	9,325
1,000		OJI Paper Co., Ltd.	4,978
100		Olympus Corp.	2,939
200		Omron Corp.	5,577
100		Ono Pharmaceutical Co., Ltd.	5,236
1,670		ORIX Corp.	188,078
2,000		Osaka Gas Co., Ltd.	7,616
47,300		Panasonic Corp.	638,926
1		Rakuten, Inc.	889
700		Resona Holdings, Inc.	3,824
26,000		Ricoh Co., Ltd.	346,916
200		Rohm Co., Ltd.	14,135
5,700		Sankyo Co., Ltd.	322,839
100		Santen Pharmaceutical Co., Ltd.	3,912
100		Secom Co., Ltd.	5,048
200		Sega Sammy Holdings, Inc.	4,564
200		Seiko Epson Corp.	3,364
1,000		Sekisui Chemical Co., Ltd.	7,902
1,000		Sekisui House Ltd.	10,375
12,500		Seven & I Holdings Co., Ltd.	348,915
49		Seven Bank Ltd.	105,051
1,000		Sharp Corp.	10,895
200		Shikoku Electric Power Co.	6,053
100		Shimano, Inc.	4,980
1,000		Shimizu Corp.	4,300
9,300		Shin-Etsu Chemical Co., Ltd.	537,678
14,100		Shinko Electric Industries	165,157
1,000		Shinsei Bank Ltd.	1,280
200		Shionogi & Co., Ltd.	3,800
200		Shiseido Co., Ltd.	4,082
1,000		Shizuoka Bank Ltd.	9,425
2,000		Showa Denko KK	4,409
100		Showa Shell Sekiyu KK	907
100		SMC Corp.	17,165
10,500		Softbank Corp.	431,698
28		Softbank Investment Corp.	4,436
1,300		Sojitz Corp.	2,932
1,200		Sony Corp.	44,182
1		Sony Financial Holdings, Inc.	4,262
200		Stanley Electric Co., Ltd.	3,684
200		Sumco Corp.	3,678
2,000		Sumitomo Chemical Co., Ltd.	10,825
34,300		Sumitomo Corp.	509,602
800		Sumitomo Electric Industries Ltd.	11,740
1,000		Sumitomo Heavy Industries	7,054
3,000		Sumitomo Metal Industries Ltd.	7,623
6,000		Sumitomo Metal Mining Co., Ltd.	113,666
10,000		Sumitomo Mitsui Financial Group, Inc.	378,417
200		Sumitomo Rubber Industries, Inc.	2,169
1,000		Sumitomo Trust & Banking Co., Ltd.	6,372
1,700		Suzuki Motor Corp.	40,406
5,750		T&D Holdings, Inc.	166,992
1,000		Taisei Corp.	2,372
12,632		Takeda Pharmaceutical Co., Ltd.	629,326
3,300		TDK Corp.	223,375
1,000		Teijin Ltd.	4,847
100		Terumo Corp.	5,492
100		THK Co., Ltd.	2,645
1,000		Tobu Railway Co., Ltd.	4,871
400		Tohoku Electric Power Co., Inc.	9,319
9,189		Tokio Marine Holdings, Inc.	302,132
2,500		Tokyo Electric Power Co., Inc.	64,712

20

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

1,200		Tokyo Electron Ltd.		78,936
3,000		Tokyo Gas Co., Ltd.		13,412
100		Tokyo Steel Manufacturing Co., Ltd.		1,117
23,000		Tokyo Tatemono Co., Ltd.		108,573
2,000		Tokyu Corp.		9,289
21,000		Toppan Printing Co., Ltd.		193,209
1,000		Toray Industries, Inc.		7,591
4,000		Toshiba Corp.		26,284
1,000		Tosoh Corp.		3,594
20,800		Toyo Seikan Kaisha Ltd.		382,752
2,200		Toyoda Gosei Co., Ltd.		51,834
100		Toyota Boshoku Corp.		1,671
200		Toyota Industries Corp.		6,937
25,400		Toyota Motor Corp.		1,186,876
200		Toyota Tsusho Corp.		3,798
100		Tsumura & Co.		3,244
1,000		Ube Industries Ltd.		3,249
100		Uni-Charm Corp.		3,872
300		UNY Co., Ltd.		2,994
100		Ushio, Inc.		2,056
4,530		USS Co., Ltd.		367,593
2		West Japan Railway Co.		8,309
3		Yahoo! Japan Corp.		1,131
100		Yakult Honsha Co., Ltd.		2,830
10		Yamada Denki Co., Ltd.		764
11,000		Yamaguchi Financial Group, Inc.		114,092
200		Yamaha Corp.		2,578
300	@	Yamaha Motor Co., Ltd.		5,336
500		Yamato Holdings Co., Ltd.		8,047
300		Yokogawa Electric Corp.		2,330

				23,559,979

		Kazakhstan:	0.1%
11,841		Eurasian Natural Resources Corp.		185,783

				185,783

		Luxembourg:	0.0%
1,235		ArcelorMittal		45,357
402		SES S.A.		10,351
1,581		Tenaris S.A.		35,721

				91,429

		Macau:	0.0%
11,200	@	Wynn Macau Ltd.		30,484

				30,484

		Malaysia:	0.0%
17,000	@	Genting International PLC		25,599

				25,599

		Mauritius:	0.0%
4,000		Golden Agri-Resources Ltd.		2,052

				2,052

		Mexico:	0.1%
6,288		Fresnillo PLC		163,147

				163,147

		Netherlands:	2.0%
4,943	@	Aegon NV		38,048
159		Akzo Nobel NV		10,808
11,609		ASML Holding NV		505,642
4,416		Delta Lloyd NV		106,849
108	@	European Aeronautic Defence and Space Co. NV		3,124
134		Heineken Holding NV		6,156
297		Heineken NV		15,317
1,092		Koninklijke Ahold NV		14,668
65		Koninklijke Boskalis Westminster NV		3,378
108		Koninklijke DSM NV		6,344
27,115		Koninklijke KPN NV		438,996
20,260		Koninklijke Philips Electronics NV		662,039
20		Koninklijke Vopak NV		967
37	@	Qiagen NV		767
416		Reed Elsevier NV		5,487
38,149		Royal Dutch Shell PLC — Class A		1,372,325
27,050		Royal Dutch Shell PLC — Class B		966,990
1,274		TNT NV		33,437
27,463		Unilever NV		828,342
183		Wolters Kluwer NV		4,322

				5,024,006

		New Zealand:	0.1%
132,285		Telecom Corp. of New Zealand Ltd.		208,245

				208,245

		Norway:	0.1%
337		Aker Kvaerner ASA		7,143
2,879		DnB NOR ASA		44,559

21

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

332		Norsk Hydro ASA		2,739
5,996		Statoil ASA		158,319
4,911		Telenor ASA		81,476
1,270		Yara International ASA		67,432

				361,668

		Portugal:	0.3%
8,422		Banco Comercial Portugues S.A.		7,511
27,348		Banco Espirito Santo S.A.		123,950
25,355		Jeronimo Martins		406,400
23,525		Portugal Telecom SGPS S.A.		274,433

				812,294

		Singapore:	0.6%
1,000		CapitaLand Ltd.		2,574
1,000		CapitaMalls Asia Ltd.		1,358
8,000		DBS Group Holdings Ltd.		89,383
15,000		Jardine Cycle & Carriage Ltd.		399,225
36,000		Oversea-Chinese Banking Corp.		261,342
37,000		Singapore Airlines Ltd.		397,308
2,000		Singapore Telecommunications Ltd.		4,684
11,000		United Overseas Bank Ltd.		156,480
24,000		United Overseas Land Ltd.		84,167
1,000		Wilmar International Ltd.		4,004

				1,400,525

		Spain:	1.6%
29		Acciona S.A.		2,823
584		ACS Actividades de Construccion y Servicios S.A.		26,792
731	@	Amadeus IT Holding S.A.		14,247
48,468		Banco Bilbao Vizcaya Argentaria S.A.		597,495
1,607		Banco De Sabadell S.A.		6,971
5,646		Banco Popular Espanol S.A.		34,150
84,015		Banco Santander Central Hispano S.A.		1,034,377
420		Bankinter S.A.		2,770
32,777		Corp. Mapfre S.A.		121,803
21,058		Criteria Caixacorp S.A.		152,521
244		Enagas		5,225
1,456		Ferrovial SA		17,536
170		Fomento de Construcciones y Contratas S.A.		5,435
436		Gas Natural SDG S.A.		7,449
1,192		Iberdrola Renovables		4,473
5,295		Iberdrola S.A.		46,199
1,071		Inditex S.A.		77,615
286		Indra Sistemas S.A.		5,569
1,555		Red Electrica de Espana		83,569
24,546		Repsol YPF S.A.		823,989
40,173	@	Telefonica S.A.		1,021,372

				4,092,380

		Sweden:	1.9%
603		Alfa Laval AB		12,319
530		Assa Abloy AB		14,843
21,685		Atlas Copco AB — Class A		545,219
695		Atlas Copco AB — Class B		15,798
20,421		Boliden AB		436,659
9,828		Getinge AB		240,044
363		Hennes & Mauritz AB		11,861
429		Hexagon AB		9,474
6,682		Industrivarden AB		116,392
8,083		Investor AB		186,002
5,253		Kinnevik Investment AB		117,809
11		Millicom International Cellular S.A.		964
35,654		Nordea Bank AB		405,596
2,640		Ratos AB		98,511
24,119		Sandvik AB		462,907
21,746		Scania AB — B Shares		485,014
3,352		Skandinaviska Enskilda Banken AB		30,490
10,951		Skanska AB		224,969
18,714		SKF AB — B Shares		522,313
236		SSAB Svenskt Staal AB — Class A		3,710
26,909		Svenska Cellulosa AB — B Shares		444,712
3,775		Svenska Handelsbanken AB		127,517
1,833	@	Swedbank AB		32,298
38		Tele2 AB — B Shares		868
21,576		Telefonaktiebolaget LM Ericsson		277,122
279		TeliaSonera AB		2,348
2,397	@	Volvo AB — B Shares		41,487

				4,867,246

		Switzerland:	2.7%
4,067	@	ABB Ltd.		99,584
3,600		ACE Ltd.		227,700
77	@	Actelion Ltd. — Reg		4,273

22

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

47		Adecco S.A.		3,169
59		Baloise Holding AG		6,380
10,340		Compagnie Financiere Richemont S.A.		591,696
12,064		Credit Suisse Group		557,935
7,262	@	GAM Holding AG		131,222
3		Geberit AG — Reg		647
2		Givaudan		1,994
46		Holcim Ltd.		3,380
126		Julius Baer Group Ltd.		5,652
35		Lonza Group AG		2,963
21,734		Nestle S.A.		1,230,557
22,387		Novartis AG		1,258,074
7,453		Roche Holding AG — Genusschein		1,124,229
3		Schindler Holding AG		338
2		SGS S.A.		3,484
22		Sonova Holding AG — Reg		2,925
7		Swatch Group AG — BR		2,982
34	@	Swiss Life Holding		5,620
1,868		Swiss Reinsurance		114,482
15		Syngenta AG		5,039
240		Synthes, Inc.		32,950
27,809	@	UBS AG — Reg		551,808
12,112		Xstrata PLC		277,014
1,669		Zurich Financial Services AG		484,817

				6,730,914

		United Kingdom:	7.7%
27,633		3i Group PLC		140,288
222		Admiral Group PLC		6,094
14,589		Aggreko PLC		343,296
297		Amec PLC		5,621
8,469		Anglo American PLC		459,390
378		Antofagasta PLC		8,657
420		Associated British Foods PLC		6,601
17,321		AstraZeneca PLC		847,555
8,218	@	Autonomy Corp. PLC		219,608
38,558		Aviva PLC		292,672
1,960		BAE Systems PLC		10,481
376		Balfour Beatty PLC		2,137
82,580		Barclays PLC		428,559
14,977		BG Group PLC		364,698
28,837		BHP Billiton PLC		1,143,080
184,364		BP PLC		1,486,278
27,813		British American Tobacco PLC		1,114,298
290		British Sky Broadcasting PLC		3,710
123,828		BT Group PLC		367,797
185		Bunzl PLC		2,286
9,061		Burberry Group PLC		176,592
59,110		Cable & Wireless Worldwide PLC		69,042
1,301	@	Cairn Energy PLC		9,034
895		Capita Group PLC		10,555
229		Carnival PLC		10,237
10,443		Centrica PLC		57,748
649		Cobham PLC		2,379
57,694		Compass Group PLC		519,139
40,782		Diageo PLC		797,311
19,509		Experian Group Ltd.		247,406
46,755		Firstgroup PLC		277,444
48,939		GlaxoSmithKline PLC		939,451
1,943		Group 4 Securicor PLC		8,339
391		Home Retail Group		1,403
150,004		HSBC Holdings PLC		1,652,014
16,256		ICAP PLC		137,603
10,086		Imperial Tobacco Group PLC		323,662
266		Inmarsat PLC		2,897
330		Intercontinental Hotels Group PLC		7,339
2,170		International Power PLC		11,797
224		Intertek Group PLC		6,567
500		Invensys PLC		2,889
17,441		Investec PLC		133,998
779	@	ITV PLC		1,104
434		J Sainsbury PLC		2,681
186		Johnson Matthey PLC		5,612
1,395		Kingfisher PLC		5,768
99,284		Legal & General Group PLC		191,809
333,327	@	Lloyds TSB Group PLC		336,616
235		London Stock Exchange Group PLC		3,439
146		Lonmin PLC		4,362
2,929		Man Group PLC		13,686
924		Marks & Spencer Group PLC		5,203

23

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

73,128		National Grid PLC		679,542
104		Next PLC		3,341
74,392		Old Mutual PLC		159,171
24,307		Pearson PLC		414,584
15,848		Petrofac Ltd.		358,832
18,465		Prudential PLC		213,597
84	@	Randgold Resources Ltd.		6,802
6,176		Reckitt Benckiser PLC		318,408
296		Reed Elsevier PLC		2,643
678		Rexam PLC		4,022
12,360		Rio Tinto PLC		870,348
12,055		Rolls-Royce Group PLC		120,997
3,885		Royal & Sun Alliance Insurance Group		8,855
57,434	@	Royal Bank of Scotland Group PLC		42,129
1,062		SABMiller PLC		35,777
1,087		Sage Group PLC		5,024
8,888		Scottish & Southern Energy PLC		179,002
714		Serco Group PLC		6,322
266		Severn Trent PLC		6,434
718		Shire PLC		20,334
6,941		Smith & Nephew PLC		80,400
3,890		Smiths Group PLC		84,564
23,042		Standard Chartered PLC		609,433
2,572		Standard Life PLC		9,992
39,840		Tesco PLC		261,679
1,054		Thomas Cook Group PLC		3,241
710		TUI Travel PLC		2,800
727		Tullow Oil PLC		16,984
9,272		Unilever PLC		274,903
776		United Utilities Group PLC		7,472
3,850		Vedanta Resources PLC		150,955
406,879		Vodafone Group PLC		1,155,166
133		Weir Group PLC		3,708
3,394		Whitbread PLC		98,334
751		WM Morrison Supermarkets PLC		3,380
388	@	Wolseley PLC		13,510
310		WPP PLC		4,266

				19,465,183

		United States:	56.5%
7,900		3M Co.		728,617
16,801		Abbott Laboratories		808,128
200		Abercrombie & Fitch Co.		11,474
3,500	@	Adobe Systems, Inc.		120,750
16,300	@, S	Advanced Micro Devices, Inc.		150,123
20,300	@, S	AES Corp.		251,111
2,611		Aetna, Inc.		97,547
4,578		Aflac, Inc.		269,461
2,300	@	Agilent Technologies, Inc.		96,784
816		Air Products & Chemicals, Inc.		75,072
312		Airgas, Inc.		19,525
6,800		AK Steel Holding Corp.		108,664
4,000	@	Akamai Technologies, Inc.		150,120
13,000		Alcoa, Inc.		219,050
5,000		Allergan, Inc.		370,850
5,000		Allstate Corp.		158,900
5,000		Altera Corp.		209,300
27,400		Altria Group, Inc.		695,138
2,900	@	Amazon.com, Inc.		502,541
3,100		Ameren Corp.		86,676
6,100		American Electric Power Co., Inc.		218,258
10,500		American Express Co.		457,485
1,300	@	American International Group, Inc.		48,178
6,900	@	American Tower Corp.		372,324
4,500		Ameriprise Financial, Inc.		284,940
5,452		AmerisourceBergen Corp.		206,685
9,369	@	Amgen, Inc.		480,911
1,200		Amphenol Corp.		68,976
5,300		Anadarko Petroleum Corp.		433,699
1,300		Analog Devices, Inc.		51,844
6,800		AON Corp.		357,952
4,200		Apache Corp.		523,404
4,200	@	Apollo Group, Inc. — Class A		190,092
9,303	@, S	Apple, Inc.		3,285,913
6,158		Applied Materials, Inc.		101,176
8,766		Archer-Daniels-Midland Co.		325,920
3,700		Assurant, Inc.		150,331
86,800	S	AT&T, Inc.		2,463,384
1,600	@	Autodesk, Inc.		67,280
3,400		Automatic Data Processing, Inc.		170,000

24

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

200	@	Autozone, Inc.	51,590
3,209		Avery Dennison Corp.	128,103
7,100		Avon Products, Inc.	197,451
8,500		Baker Hughes, Inc.	603,925
112,340		Bank of America Corp.	1,605,339
11,300		Bank of New York Mellon Corp.	343,407
7,851		Baxter International, Inc.	417,281
5,000		BB&T Corp.	138,000
3,200		Becton Dickinson & Co.	256,000
4,500	@	Bed Bath & Beyond, Inc.	216,675
23,700	@	Berkshire Hathaway, Inc.	2,068,536
2,200		Best Buy Co., Inc.	70,928
2,900	@	Big Lots, Inc.	118,987
4,500	@	Biogen Idec, Inc.	307,800
3,900	@	BMC Software, Inc.	193,050
10,200		Boeing Co.	734,502
40,400	@, S	Boston Scientific Corp.	289,264
16,800		Bristol-Myers Squibb Co.	433,608
2,400		Broadcom Corp.	98,928
3,269		Brown-Forman Corp.	226,051
2,892		CA, Inc.	71,664
400		Cablevision Systems Corp.	14,740
3,600		Cabot Oil & Gas Corp.	164,376
5,600	@	Cameron International Corp.	331,128
4,864		Campbell Soup Co.	163,722
3,300		Capital One Financial Corp.	164,241
2,700		Cardinal Health, Inc.	112,428
7,600	@	CareFusion Corp.	207,632
4,600	@	Carmax, Inc.	162,702
4,100		Carnival Corp.	174,947
8,600		Caterpillar, Inc.	885,198
7,400	@	CB Richard Ellis Group, Inc.	185,296
4,100		CBS Corp. — Class B	97,826
4,000	@	Celgene Corp.	212,400
14,000		CenterPoint Energy, Inc.	222,040
3,500		CenturyTel, Inc.	144,130
2,600	@	Cephalon, Inc.	146,406
500	@	Cerner Corp.	50,225
700		CF Industries Holdings, Inc.	98,896
500		CH Robinson Worldwide, Inc.	36,195
7,100		Charles Schwab Corp.	134,687
5,500		Chesapeake Energy Corp.	195,855
25,242		Chevron Corp.	2,618,858
2,900		Chubb Corp.	175,972
1,900		Cigna Corp.	79,933
5,000		Cincinnati Financial Corp.	170,250
64,292	@	Cisco Systems, Inc.	1,193,260
358,600	@, S	Citigroup, Inc.	1,678,248
3,700	@	Citrix Systems, Inc.	259,592
700		Cliffs Natural Resources, Inc.	67,949
800		Clorox Co.	54,208
228		CME Group, Inc.	70,972
10,100		CMS Energy Corp.	194,526
3,900		Coach, Inc.	214,188
33,772		Coca-Cola Co.	2,158,706
3,882		Coca-Cola Enterprises, Inc.	102,097
4,600	@	Cognizant Technology Solutions Corp.	353,602
2,700		Colgate-Palmolive Co.	212,004
21,555	S	Comcast Corp. — Class A	555,257
1,200		Comerica, Inc.	46,680
1,000		Computer Sciences Corp.	48,130
11,600	@, S	Compuware Corp.	130,616
3,100		ConAgra Foods, Inc.	71,796
17,700		ConocoPhillips	1,378,299
1,900		Consol Energy, Inc.	96,349
4,200		Consolidated Edison, Inc.	209,916
7,400	@	Constellation Brands, Inc.	150,368
6,600		Constellation Energy Group, Inc.	205,062
12,300		Corning, Inc.	283,638
4,100		Costco Wholesale Corp.	306,639
5,000	@	Coventry Health Care, Inc.	151,000
1,200		CR Bard, Inc.	117,312
4,863		CSX Corp.	363,072
3,700		Cummins, Inc.	374,144
14,200		CVS Caremark Corp.	469,452
12,200	S	D.R. Horton, Inc.	144,448
5,988		Danaher Corp.	302,993
1,100		Darden Restaurants, Inc.	51,843
2,500	@	DaVita, Inc.	198,425

25

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

10,500	@, S	Dean Foods Co.	110,880
5,400		Deere & Co.	486,810
9,900	@	Dell, Inc.	156,717
9,900	@	Denbury Resources, Inc.	239,877
1,900		Densply International, Inc.	71,003
4,700		Devon Energy Corp.	429,768
2,800		DeVry, Inc.	151,900
2,500		Diamond Offshore Drilling	195,575
5,400	@	DIRECTV	248,238
11,000		Discover Financial Services	239,250
5,100	@	Discovery Communications, Inc. — Class A	219,861
8,200		Dominion Resources, Inc.	374,166
4,050		Dover Corp.	260,213
6,400		Dow Chemical Co.	237,824
6,531		Dr Pepper Snapple Group, Inc.	235,508
2,390		DTE Energy Co.	112,521
17,300		Duke Energy Corp.	311,227
1,541		Dun & Bradstreet Corp.	124,513
1,437	@	E*Trade Financial Corp.	22,963
3,400		Eaton Corp.	376,652
10,316	@	eBay, Inc.	345,638
3,641		Ecolab, Inc.	177,098
3,900		Edison International	144,768
5,300		EI Du Pont de Nemours & Co.	290,811
6,544	S	El Paso Corp.	121,718
8,400	@	Electronic Arts, Inc.	157,920
9,900		Eli Lilly & Co.	342,144
17,950	@	EMC Corp.	488,420
10,048		Emerson Electric Co.	599,464
4,000		Entergy Corp.	284,800
4,300		EOG Resources, Inc.	482,933
3,800		EQT Corp.	187,340
3,165		Equifax, Inc.	113,149
2,100		Estee Lauder Cos., Inc.	198,261
8,431		Exelon Corp.	352,079
5,700		Expedia, Inc.	113,202
3,600		Expeditors International Washington, Inc.	172,080
7,500	@	Express Scripts, Inc.	421,650
64,169	S	ExxonMobil Corp.	5,488,356
1,800	@	F5 Networks, Inc.	212,418
704		Family Dollar Stores, Inc.	35,256
1,100		Fastenal Co.	68,343
4,200		Federated Investors, Inc.	115,752
896		FedEx Corp.	80,658
893		Fidelity National Information Services, Inc.	28,924
17,226		Fifth Third Bancorp.	251,500
1,000		First Horizon National Corp.	11,500
207	@	First Solar, Inc.	30,510
5,167		FirstEnergy Corp.	197,911
1,072	@	Fiserv, Inc.	67,825
1,400		Flir Systems, Inc.	45,220
1,500		Flowserve Corp.	187,455
4,000		Fluor Corp.	283,040
1,900		FMC Corp.	147,136
2,900	@	FMC Technologies, Inc.	272,745
21,827	@	Ford Motor Co.	328,496
6,500	@	Forest Laboratories, Inc.	210,600
4,300		Fortune Brands, Inc.	265,998
2,400		Franklin Resources, Inc.	301,488
5,400		Freeport-McMoRan Copper & Gold, Inc.	285,930
26,000	S	Frontier Communications Corp.	220,740
500	@	GameStop Corp.	9,975
700		Gannett Co., Inc.	11,557
8,470		Gap, Inc.	190,829
4,800		General Dynamics Corp.	365,376
124,416		General Electric Co.	2,602,783
3,538		General Mills, Inc.	131,401
3,300		Genuine Parts Co.	173,877
6,300	@	Genworth Financial, Inc.	83,349
1,900	@	Genzyme Corp.	143,355
12,200	@	Gilead Sciences, Inc.	475,556
5,405		Goldman Sachs Group, Inc.	885,231
2,900		Goodrich Corp.	250,067
10,487	@, S	Goodyear Tire & Rubber Co.	148,706
2,669	@	Google, Inc. — Class A	1,637,165
2,100	S	H&R Block, Inc.	31,899
12,100		Halliburton Co.	567,974
1,072		Harley-Davidson, Inc.	43,759
3,000		Harman International Industries, Inc.	145,920

26

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

3,543		Harris Corp.	165,316
4,100		Hartford Financial Services Group, Inc.	121,360
4,600		Hasbro, Inc.	206,540
3,400		Helmerich & Payne, Inc.	220,966
776		Hershey Co.	40,600
2,600		Hess Corp.	226,278
21,609		Hewlett-Packard Co.	942,801
3,500		HJ Heinz Co.	175,770
13,000		Home Depot, Inc.	487,110
10,300		Honeywell International, Inc.	596,473
800		Hormel Foods Corp.	21,920
4,700	@	Hospira, Inc.	248,395
14,781	S	Hudson City Bancorp., Inc.	169,982
1,133	@	Humana, Inc.	73,656
22,300	S	Huntington Bancshares, Inc.	152,532
5,581		Illinois Tool Works, Inc.	301,932
3,191		Integrys Energy Group, Inc.	156,263
43,402		Intel Corp.	931,841
500	@	IntercontinentalExchange, Inc.	64,100
13,189		International Business Machines Corp.	2,135,035
2,283		International Flavors & Fragrances, Inc.	130,017
8,600		International Game Technology	141,556
2,268		International Paper Co.	63,005
12,500	@, S	Interpublic Group of Cos., Inc.	165,000
2,100	@	Intuit, Inc.	110,418
1,000	@	Intuitive Surgical, Inc.	327,950
3,551	@	Invesco Ltd.	95,309
5,246		Iron Mountain, Inc.	136,396
4,286		ITT Corp.	248,288
6,200		Jabil Circuit, Inc.	132,866
4,000	@	Jacobs Engineering Group, Inc.	200,240
8,700	S	Janus Capital Group, Inc.	116,841
1,300		JC Penney Co., Inc.	45,448
6,700	@	JDS Uniphase Corp.	165,289
2,400		JM Smucker Co.	165,216
31,575		Johnson & Johnson	1,939,968
2,415		Johnson Controls, Inc.	98,532
43,657		JPMorgan Chase & Co.	2,038,345
4,500	@	Juniper Networks, Inc.	198,000
1,000		Kellogg Co.	53,560
19,700	S	Keycorp	180,058
1,845		Kimberly-Clark Corp.	121,586
900		KLA-Tencor Corp.	43,938
1,900	@	Kohl’s Corp.	102,391
13,200		Kraft Foods, Inc.	420,288
12,000		Kroger Co.	274,800
1,200		L-3 Communications Holdings, Inc.	95,148
2,200	@	Laboratory Corp. of America Holdings	198,286
600		Legg Mason, Inc.	21,750
1,500		Leggett & Platt, Inc.	34,590
1,700		Lennar Corp.	34,272
800		Leucadia National Corp.	26,504
3,100	@	Lexmark International, Inc.	116,343
3,800	@	Life Technologies Corp.	202,806
5,800		Limited Brands, Inc.	185,716
2,900		Lincoln National Corp.	91,988
1,100		Linear Technology Corp.	38,016
3,340		Lockheed Martin Corp.	264,394
6,900		Loews Corp.	298,425
398		Lorillard, Inc.	30,554
8,800		Lowe’s Cos., Inc.	230,296
19,600	@, S	LSI Logic Corp.	123,284
700		M&T Bank Corp.	61,635
2,696		Macy’s, Inc.	64,434
6,700		Marathon Oil Corp.	332,320
2,800		Marriott International, Inc.	109,788
11,300		Marsh & McLennan Cos., Inc.	343,972
17,200	S	Marshall & Ilsley Corp.	133,644
12,600	S	Masco Corp.	171,234
900		Massey Energy Co.	56,997
704		Mastercard, Inc.	169,354
5,500		Mattel, Inc.	137,830
1,100	@	McAfee, Inc.	52,745
800		McCormick & Co., Inc.	38,120
12,600		McDonald’s Corp.	953,568
1,700		McGraw-Hill Cos., Inc.	65,756
1,789		McKesson Corp.	141,832
3,225		Mead Johnson Nutrition Co.	193,016
4,300		MeadWestvaco Corp.	126,205

27

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

3,005	@	Medco Health Solutions, Inc.	185,228
16,700		Medtronic, Inc.	666,664
9,300	@, S	MEMC Electronic Materials, Inc.	126,201
34,427		Merck & Co., Inc.	1,121,287
10,800		Metlife, Inc.	511,488
11,100	@, S	MetroPCS Communications, Inc.	159,840
900		Microchip Technology, Inc.	33,219
16,700	@, S	Micron Technology, Inc.	185,871
80,162		Microsoft Corp.	2,130,706
5,200		Molex, Inc.	145,236
4,300		Molson Coors Brewing Co.	196,639
2,954		Monsanto Co.	212,363
7,300	@	Monster Worldwide, Inc.	125,195
900		Moody’s Corp.	28,710
14,500		Morgan Stanley	430,360
7,387	@	Motorola Mobility Holdings, Inc.	223,087
3,928	@	Motorola Solutions, Inc.	151,778
1,600		Murphy Oil Corp.	117,648
2,900	@	Mylan Laboratories	66,323
4,600	@	Nasdaq Stock Market, Inc.	131,606
5,240		National Oilwell Varco, Inc.	416,947
5,310	@	NetApp, Inc.	274,315
400	@	NetFlix, Inc.	82,668
9,800		Newell Rubbermaid, Inc.	189,532
3,000	@	Newfield Exploration Co.	218,370
5,544		Newmont Mining Corp.	306,417
25,900		News Corp. — Class A	449,883
5,500		NextEra Energy, Inc.	305,085
585		Nicor, Inc.	30,853
5,600		Nike, Inc.	498,568
4,600		NiSource, Inc.	88,136
5,600	@	Noble Corp.	250,376
1,558		Noble Energy, Inc.	144,364
900		Nordstrom, Inc.	40,734
4,491		Norfolk Southern Corp.	294,520
5,600		Northeast Utilities	190,624
4,500		Northern Trust Corp.	232,065
3,300		Northrop Grumman Corp.	220,044
18,700	@, S	Novell, Inc.	109,956
3,300	@	Novellus Systems, Inc.	131,868
6,667	@	NRG Energy, Inc.	133,273
1,000		Nucor Corp.	47,960
9,200	@	Nvidia Corp.	208,472
1,900		NYSE Euronext	70,300
9,600		Occidental Petroleum Corp.	978,912
1,700		Omnicom Group	86,530
1,700		Oneok, Inc.	109,769
39,775		Oracle Corp.	1,308,598
900	@	O’Reilly Automotive, Inc.	50,022
4,000	@	Owens-Illinois, Inc.	121,960
7,300		Paccar, Inc.	365,949
9,100		Pacific Gas & Electric Co.	419,146
1,538		Pall Corp.	83,606
3,600		Parker Hannifin Corp.	321,048
400		Patterson Cos., Inc.	13,352
2,200		Paychex, Inc.	73,986
2,300		Peabody Energy Corp.	150,627
11,200		People’s United Financial, Inc.	147,616
8,800		Pepco Holdings, Inc.	164,824
22,500		PepsiCo, Inc.	1,426,950
4,700		PerkinElmer, Inc.	124,550
91,255		Pfizer, Inc.	1,755,746
12,170		Philip Morris International, Inc.	764,033
4,400		Pinnacle West Capital Corp.	185,812
2,400		Pioneer Natural Resources Co.	245,616
841		Pitney Bowes, Inc.	21,176
4,500		PNC Financial Services Group, Inc.	277,650
1,100		Polo Ralph Lauren Corp.	139,381
466		PPG Industries, Inc.	41,185
6,200		PPL Corp.	157,666
1,415		Praxair, Inc.	140,623
2,900		Precision Castparts Corp.	411,075
600	@	Priceline.com, Inc.	272,328
7,700		Principal Financial Group, Inc.	263,802
21,550		Procter & Gamble Co.	1,358,728
3,500		Progress Energy, Inc.	159,985
6,200		Progressive Corp.	129,146
5,500		Prudential Financial, Inc.	362,065
7,500		Public Service Enterprise Group, Inc.	245,250

28

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares			Value

19,600	@, S	Pulte Homes, Inc.	135,240
4,700		QEP Resources, Inc.	185,885
17,805		Qualcomm, Inc.	1,060,822
7,300	@	Quanta Services, Inc.	166,513
3,000		Quest Diagnostics	170,250
20,000	S	Qwest Communications International, Inc.	136,400
7,400		RadioShack Corp.	109,520
4,300		Range Resources Corp.	233,490
4,200		Raytheon Co.	215,082
1,393	@	Red Hat, Inc.	57,503
27,400	S	Regions Financial Corp.	209,336
5,686		Republic Services, Inc.	168,362
8,200		Reynolds American, Inc.	281,424
3,814		Robert Half International, Inc.	121,667
3,300		Rockwell Automation, Inc.	289,509
2,707		Rockwell Collins, Inc.	174,439
2,500		Roper Industries, Inc.	210,325
2,400		Ross Stores, Inc.	172,896
4,100	@	Rowan Cos., Inc.	174,947
2,800		Ryder System, Inc.	133,924
8,800		Safeway, Inc.	192,016
1,100	@	SAIC, Inc.	17,974
900	@	Salesforce.com, Inc.	119,043
1,200	@	Sandisk Corp.	59,520
11,300		Sara Lee Corp.	193,456
1,632		SCANA Corp.	66,063
20,705		Schlumberger Ltd.	1,934,261
2,600		Scripps Networks Interactive — Class A	135,044
4,600		Sealed Air Corp.	126,592
100	@	Sears Holding Corp.	8,331
3,100		Sempra Energy	165,013
554		Sigma-Aldrich Corp.	35,395
5,000	@, S	SLM Corp.	74,100
400		Snap-On, Inc.	22,972
12,100		Southern Co.	461,131
13,300	S	Southwest Airlines Co.	157,339
7,100	@	Southwestern Energy Co.	280,308
6,000		Spectra Energy Corp.	160,500
67,300	@, S	Sprint Nextel Corp.	294,101
7,900	@	St. Jude Medical, Inc.	378,252
2,400		Stanley Black & Decker, Inc.	181,992
6,500		Staples, Inc.	138,450
6,627		Starbucks Corp.	218,558
1,900		Starwood Hotels & Resorts Worldwide, Inc.	116,090
4,023		State Street Corp.	179,909
354	@	Stericycle, Inc.	30,593
4,700		Stryker Corp.	297,322
1,200		Sunoco, Inc.	50,232
3,600		SunTrust Bank	108,612
15,500	S	Supervalu, Inc.	133,765
14,300	@	Symantec Corp.	257,829
5,300		Sysco Corp.	147,287
2,300		T. Rowe Price Group, Inc.	154,054
5,208		Target Corp.	273,680
2,300		TECO Energy, Inc.	41,653
20,300	S	Tellabs, Inc.	109,417
19,800	@, S	Tenet Healthcare Corp.	142,164
4,293	@	Teradata Corp.	205,291
6,138	@, S	Teradyne, Inc.	114,351
8,100	@	Tesoro Corp.	192,618
7,600		Texas Instruments, Inc.	270,636
2,103		Textron, Inc.	56,970
2,986	@	Thermo Fisher Scientific, Inc.	166,679
700		Tiffany & Co.	43,085
4,500		Time Warner Cable, Inc.	324,810
7,900		Time Warner, Inc.	301,780
5,500	@	Titanium Metals Corp.	104,445
5,700		TJX Cos., Inc.	284,259
2,500		Torchmark Corp.	163,125
7,200		Total System Services, Inc.	127,800
4,776		Travelers Cos., Inc.	286,226
8,000		Tyson Foods, Inc.	149,040
7,300		Union Pacific Corp.	696,493
6,160		United Parcel Service, Inc. — Class B	454,608
13,233		United Technologies Corp.	1,105,485
9,795		UnitedHealth Group, Inc.	417,071
3,098		UnumProvident Corp.	82,190
3,300	@	Urban Outfitters, Inc.	126,654
19,320		US Bancorp.	535,744

29

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares					Value

4,900		Valero Energy Corp.			138,082
1,700	@	Varian Medical Systems, Inc.			117,776
1,300	@	VeriSign, Inc.			45,877
40,855	S	Verizon Communications, Inc.			1,508,367
1,133		VF Corp.			108,394
2,743		Viacom — Class B			122,502
4,200		Visa, Inc.			306,810
1,700		Vulcan Materials Co.			77,945
9,700		Walgreen Co.			420,398
23,067		Wal-Mart Stores, Inc.			1,199,023
15,300		Walt Disney Co.			669,222
1,755		Waste Management, Inc.			65,040
2,267	@	Waters Corp.			188,274
3,200	@	Watson Pharmaceuticals, Inc.			179,168
3,100	@	WellPoint, Inc.			206,057
57,971		Wells Fargo & Co.			1,870,144
1,200	@	Western Digital Corp.			36,696
4,500		Western Union Co.			98,955
2,500		Whirlpool Corp.			206,250
1,500		Whole Foods Market, Inc.			87,840
5,400		Williams Cos., Inc.			163,944
2,030	S	Windstream Corp.			25,456
1,648		Wisconsin Energy Corp.			97,562
500		WW Grainger, Inc.			66,605
1,400		Wyndham Worldwide Corp.			43,792
162		Wynn Resorts Ltd.			19,915
12,100		Xcel Energy, Inc.			289,674
7,300	S	Xerox Corp.			78,475
1,000		Xilinx, Inc.			33,250
19,000	@	Yahoo!, Inc.			311,600
4,300		Yum! Brands, Inc.			216,419
4,300	@	Zimmer Holdings, Inc.			268,062
700		Zions Bancorp.			16,352

					142,186,393

		Total Common Stock ( Cost $223,781,253 )			248,230,041

REAL ESTATE INVESTMENT TRUSTS:			1.4%

		Australia:		0.2%
68,654		CFS Retail Property Trust			131,891
4,274		Dexus Property Group			3,739
5,767		Goodman Group			4,133
1,612		GPT Group			5,120
3,230		Mirvac Group			4,296
2,170		Stockland			8,444
28,011		Westfield Group			279,275
11,908		Westfield Retail Trust			32,372

					469,270

		France:		0.0%
12		Klepierre			469
280		Unibail			56,341

					56,810

		Hong Kong:		0.0%
44,500		Link Real Estate Investment Trust			137,457

					137,457

		Japan:		0.1%
33		Japan Prime Realty Investment Corp.			91,980
60		Japan Retail Fund Investment Corp.			103,271
7		Nomura Real Estate Office Fund, Inc.			47,545

					242,796

		Singapore:		0.1%
73,550		Ascendas Real Estate Investment Trust			116,159
62,000		CapitaMall Trust			88,532

					204,691

		United Kingdom:		0.1%
16,825		British Land Co. PLC			159,629
362		Capital Shopping Centres Group PLC			2,327
431		Hammerson PLC			3,266
6,571		Land Securities Group PLC			81,895
421		Segro PLC			2,204

					249,321

		United States:		0.9%
4,700		Apartment Investment & Management Co.			120,555
1,598		AvalonBay Communities, Inc.			193,406
841		Boston Properties, Inc.			80,669
5,300		Equity Residential			292,083
5,166		HCP, Inc.			196,308
1,457		Health Care Real Estate Investment Trust, Inc.			76,085
10,900		Host Hotels & Resorts, Inc.			200,560

30

PORTFOLIO OF INVESTMENTS
ING Global Advantage and Premium Opportunity Fund
as of February 28, 2011 (continued)

Shares				Value

9,300	Kimco Realty Corp.			180,234
11,324	Prologis			184,128
2,600	Public Storage, Inc.			291,850
1,362	Simon Property Group, Inc.			149,874
3,737	Ventas, Inc.			207,105
547	Vornado Realty Trust			51,052
2,900	Weyerhaeuser Co.			70,789

				2,294,698

	Total Real Estate Investment Trusts ( Cost $3,166,770 )			3,655,043

PREFERRED STOCK:		0.4%

	Germany:		0.4%
44	Porsche AG			3,505
10,411	ProSieben SAT.1 Media AG			338,314
1,301	RWE AG			83,872
2,952	Volkswagen AG			502,004

	Total Preferred Stock ( Cost $916,465 )			927,695

RIGHTS:		0.0%

	Hong Kong:		0.0%
2,700	Wharf Holdings Ltd.			5,044

				5,044

	Sweden:		0.0%
279	TeliaSonera AB			14

				14

	Total Rights ( Cost $- )			5,058

	Total Long-Term Investments ( Cost $227,864,488 )			252,817,837

SHORT-TERM INVESTMENTS:		1.0%

	Mutual Funds:		1.0%
2,383,000	Blackrock Liquidity Funds TempFund Portfolio — Class I			2,383,000

	Total Short-Term Investments ( Cost $2,383,000 )			2,383,000

	Total Investments in Securities ( Cost $230,247,488 ) *	101.5%		$255,200,837
	Other Assets and Liabilities — Net	(1.5)		(3,655,360)

	Net Assets	100.0%		$251,545,477

@	Non-income producing security
ADR	American Depositary Receipt
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $233,155,845.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$28,234,761
	Gross Unrealized Depreciation	(6,189,769)

	Net Unrealized Appreciation	$22,044,992

Percentage of
Industry	Net Assets

Consumer Discretionary	9.9%
Consumer Staples	9.5
Energy	12.2
Financials	19.6
Health Care	9.8
Industrials	12.4
Information Technology	11.8
Materials	6.0
Telecommunication Services	4.6
Utilities	4.7
Short-Term Investments	1.0
Other Assets and Liabilities — Net	(1.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment companies.

31

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES
Effective Date: July 10, 2003
Revision Date: March 3, 2011

I. INTRODUCTION
The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.
II. COMPLIANCE COMMITTEE
The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
Effective Date: 07/10/03
Revision Date: 03/03/11

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.
III. DELEGATION OF VOTING AUTHORITY
Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.
A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.
When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.
Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.
A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.
When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.
IV. APPROVAL AND REVIEW OF PROCEDURES
Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.
V. VOTING PROCEDURES AND GUIDELINES
The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.
Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures
A. Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.
B. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

3

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).
1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

4

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.
If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.
If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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4.	Referrals to a Fund’s Compliance Committee
A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.
The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).
The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.
VI. CONFLICTS OF INTEREST
In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.
VII. REPORTING AND RECORD RETENTION
Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying

6

master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

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EXHIBIT 1
to the
ING Funds
Proxy Voting Procedures
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
ING EMERGING MARKETS LOCAL BOND FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INVESTORS TRUST1
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUND
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2
to the
ING Funds
Proxy Voting Procedures
ING INVESTMENTS, LLC,
ING INVESTMENT MANAGEMENT CO.
AND
DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I. INTRODUCTION
ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.
The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.
In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.
Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II. ROLES AND RESPONSIBILITIES
A. Proxy Coordinator
The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).
Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.
B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.
A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.
A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.
For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.
If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.
D. Investment Professionals
The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.
III. VOTING PROCEDURES
A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.
C. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.
IV. ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST
In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:
A.	Assessment of the Agent
The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.
Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.
B.	Conflicts of Interest
The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.
For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.
V. REPORTING AND RECORD RETENTION
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

APPENDIX 1
to the
Advisers’ Proxy Voting Procedures
Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds
Effective as of January 1, 2010

EXHIBIT 3
to the
ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I. INTRODUCTION
The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).
Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.
The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
II. GUIDELINES
The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.
General Policies
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.
Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.
The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.
1. The Board of Directors
Voting on Director Nominees in Uncontested Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.
Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.
Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.
WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.
Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.
Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:
(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.
If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.
WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.
Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.
Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Compensation Practices:
It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:
(1)	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)	Tenure. Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	Pay for performance. Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent. Generally WITHHOLD support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.

(4)	Pay disparity. Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(5)	Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not. If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(6)	Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(7)	Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(8)	Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(9)	Incentive plans. Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(10)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(11)	Independence from management. Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(12)	Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(13)	Commitments. Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(14)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.
Accounting Practices:
(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:
It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:
(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.
Performance Test for Directors
Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.
Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:
(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.
Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.
Proposals Regarding Board Composition or Board Service
Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.
Generally, vote AGAINST shareholder proposals:
•	Asking that more than a simple majority of directors be independent.

•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•	Limiting the number of public company boards on which a director may serve.

•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•	Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:
(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)	Only if the director’s legal expenses would be covered.
2. Proxy Contests
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.
Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.
3. Auditors
Ratifying Auditors
Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.
Auditor Independence
Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
4. Proxy Contest Defenses
Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.
Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
If the company is controlled or maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard, and vote FOR shareholder proposals to restore or permit cumulative voting.
Time-Phased Voting
Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.
Shareholder Ability to Call Special Meetings
Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings.
Shareholder Ability to Act by Written Consent
Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:
(1)	Permits shareholders to call special meetings;

(2)	Does not impose supermajority vote requirements; and

(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.
Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.
Shareholder Ability to Alter the Size of the Board
Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.
Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
5. Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Greenmail
Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Shareholder Vote Requirement
Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.
White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
6. Miscellaneous
Amendments to Corporate Documents
Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.
Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.
Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.
Confidential Voting
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.
Proxy Access
Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.
Majority Voting Standard
Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.
Bundled Proposals
Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.
Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.
Other Business
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.
Quorum Requirements
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Advance Notice for Shareholder Proposals
Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals
Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.
7. Capital Structure
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
Generally vote FOR:
•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•	Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Generally, vote AGAINST:
•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•	Nonspecific proposals authorizing excessive discretion to a board.
Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Dual Class Capital Structures
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.
Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, when the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals when the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.
Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.
Preferred Stock
Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).
Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote

AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.
Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.
Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Share Repurchase Programs
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.
Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.
Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8. Executive and Director Compensation
Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•	Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•	Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.
Restricted Stock or Stock Option Plans
Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.
Management Proposals Seeking Approval to Reprice Options
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.
Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.
Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.
Employee Stock Purchase Plans
Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.
OBRA-Related Compensation Proposals
Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.
Amendments that Place a Cap on Annual Grants or Amend Administrative Features
Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
Amendments to Add Performance-Based Goals
Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a

CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.
Approval of Cash or Cash-and-Stock Bonus Plans
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
Shareholder Proposals Regarding Executive and Director Pay
Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.
Severance and Termination Payments
Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.
Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.
Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:
(1)	The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)	The issuer has provided adequate rationale and/or disclosure; or

(3)	Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).
However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.
Holding Periods
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.
Advisory Votes on Executive Compensation (Say on Pay)
Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:
(1)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).
Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.
Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.
Frequency of Advisory Votes on Executive Compensation
Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9. State of Incorporation
Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.
10. Mergers and Corporate Restructurings
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.
Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.
Corporate Restructuring
Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Adjournment
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.
Appraisal Rights
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Changing Corporate Name
Generally, vote FOR changing the corporate name.

11. Mutual Fund Proxies
Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Generally, vote FOR these proposals.
Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.
Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.
The matters below should be examined on a CASE-BY-CASE basis:
•	Election of Directors

•	Converting Closed-end Fund to Open-end Fund

•	Proxy Contests

•	Investment Advisory Agreements

•	Preferred Stock Proposals

•	1940 Act Policies

•	Changing a Fundamental Restriction to a Nonfundamental Restriction

•	Change Fundamental Investment Objective to Nonfundamental

•	Name Rule Proposals

•	Disposition of Assets/Termination/Liquidation

•	Changes to the Charter Document

•	Changing the Domicile of a Fund

•	Change in Fund’s Subclassification

•	Distribution Agreements

•	Mergers

•	Reimburse Shareholder for Expenses Incurred

•	Terminate the Investment Advisor
12. Social and Environmental Issues
Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.
13. Global Proxies
Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.
In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.
Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:
•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.
Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Director Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.
For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.
For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.
Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.
Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.
For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.
For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:
•	At listed subsidiary companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•	At companies with a three-committee structure, generally vote AGAINST outside director nominees not deemed independent under the Agent’s standards; however, generally vote FOR affiliated outsiders if the board after the shareholder meeting is majority independent.
Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
•	Bundled slates of nominees (e.g., France, Hong Kong or Spain);

•	Simultaneous reappointment of retiring directors (e.g., South Africa);

•	In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.
Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.
Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.
When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.
Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:
•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and

•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.
Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:
•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	Evidence exists regarding compliance or accounting shortfalls.
If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.
Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.
For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).
Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.
Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).
Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
Board Structure
Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Director and Officer Indemnification and Liability Protection
Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors
With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.
Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.
Key Committees
Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.
Director and Statutory Auditor Remuneration
Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.
Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.
For European issuers, vote AGAINST non-executive director remuneration if:
•	The advance general meeting documents do not specify fees paid to non-executive directors;

•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•	It provides for granting of stock options or similarly structured equity-based compensation.
For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.
Bonus Payments
With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.
Stock Option Plans for Independent Internal Statutory Auditors
With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.
Amendment Procedures for Equity Compensation Plans and ESPPs
For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.
Compensation Plans and Shares Reserved for Equity Compensation Plans
Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.
Generally, vote AGAINST proposals that:
•	Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•	Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•	Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•	Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•	Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•	Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.
Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:
(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;

(2)	The recipient’s overall compensation appears reasonable;

(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meets exchange or market standards for independence.
Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.
Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.
Remuneration Reports (Advisory Votes on Executive Compensation)
Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:
(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);

(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)	Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).
Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:
(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)	The recipient’s overall compensation appears reasonable; and

(3)	The board and/or responsible committee meets exchange or market standards for independence.
Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).
Shareholder Proposals Regarding Executive and Director Pay
The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.
General Share Issuances
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.
Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.
Increases in Authorized Capital
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:
•	Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
▪	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

▪	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters shall be applied.
Preferred Stock
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:
•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.
Poison Pills/Protective Preference Shares
Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement
Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.
Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Remuneration of Auditors
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
Indemnification of Auditors
Generally, vote AGAINST proposals to indemnify auditors.
Ratification of Auditors and Approval of Auditors’ Fees
For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.
For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.
In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission
Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.
Allocation of Income and Dividends
With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:
▪	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

▪	The payout is excessive given the company’s financial position.
Generally vote FOR such proposals by issuers in other markets. In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.
Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Debt Instruments
Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).
Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.
Related Party Transactions
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).
Approval of Donations
Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.
Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.
Investment of Company Reserves
These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.
Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.
Generally, vote FOR an article amendment if:
•	It is editorial in nature;

•	Shareholder rights are protected;

•	There is negligible or positive impact on shareholder value;

•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•	The company is required to do so by law (if applicable).
Generally, vote AGAINST an article amendment if:
•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	It reduces relevant disclosure to shareholders;

•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•	It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.
With respect to article amendments for Japanese companies:
•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.
Other Business
In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING Global Advantage &
Premium Opportunity Fund
Item 8. Fund Managers of Closed-End Management Investment Companies.
(a) (1) Fund Management. The following individuals share responsibility for the day-to-day management of the Fund’s Fund:
Overall Strategy and Asset Allocation
Vincent Costa, CFA, Senior Vice President and Head of Portfolio Management of Quantitative Equity, joined ING IM in April 2006 as Head of Portfolio Management of quantitative equity. Prior to joining ING IM he was with Merrill Lynch Investment Management, where he worked for 7 years in quantitative equity leadership positions, including managing director and head of their quantitative investments organization.
Domestic Option Strategy
Paul Zemsky. Mr. Zemsky is currently Head of Derivative Strategies for ING IM. Mr. Zemsky, along with Ernie Tang, will be jointly and primarily responsible for the structure and implementation of the Fund’s U.S. domestic index option strategy. As Head of Derivative Strategies, Mr. Zemsky oversees derivative strategies for credit, interest rate, and equity products, and supports the organization on a number of key areas, including product development and risk management for both proprietary and third party businesses. This includes hedging and overlay strategies, as well as focusing on new business development opportunities. A key function within his scope of responsibility is developing macro hedging strategies for variable and equity index annuities sold through various ING businesses. Mr. Zemsky joined ING IM in 2005 after 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for the market timing and sector allocation for the firm’s fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. Most recently, Mr. Zemsky co-founded CaliberOne Private Funds Management, a macro hedge fund. Mr. Zemsky holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.
Jody I. Hrazanek. Ms. Hrazanek joined ING IM in October 2005. She has 12 years of investment related experience. In her current role she is a derivatives trader with responsibility for ING IM’s third-party business as well as ING IM’s insurance general account. She will be primarily responsible for implementing the Fund’s collar strategy through its put option purchasing and call option writing activities. Prior to joining ING IM, she was a convertible bond trader at Advent Capital Management from 2003 to 2005. She had previously been a convertible bond and risk arbitrage trader at Merrill Lynch Quantitative Advisors from 1999 to 2003 and Deutsche Bank Asset Management from 1996 to 1999 as well as an analyst at Goldman Sachs from 1994 to 1996. Ms. Hrazanek graduated summa cum laude from Fairfield University with a Bachelor of Science in mathematics and received a Master of Science in statistics and operations research from New York University.
International Equity and Option Strategy
Frank van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and joined IIM Europe in 2002. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.

Frank Van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and began his career at ING, joining the firm in 2002. Mr. Van Etten will be primarily responsible for implementation of the Fund’s international index option strategy. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives Funds. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.
Pranay Gupta, CFA As Chief Investment Officer for ING Investment Management Asia Pacific, Pranay is responsible for overseeing US$85bn in institutional, retail and insurance assets. Pranay joined ING in 2009 from the Pearl Group, U.K. where he was Deputy Chief Investment Officer and a Member of the Board from 2006-2009. At Pearl, Pranay was responsible for the overall framework for strategy and asset allocation and investment risk analytics for the $55bn portfolio, and also managed the $3bn Systematic Strategies Fund — a multi strategy hedge fund of funds. From 2002 to 2006, Pranay was the Head of Global Quantitative Strategies at ABP Investments, Netherlands, managing a $24bn quantitative multi-strategy fund. In his previous positions as Chief Investment Strategist for Asia for Societe Generale and Head of Quantitative Research for JP Morgan Chase Investment Management, New York, Pranay researched quantitative investment processes, and managed investment teams in Asia, Japan, Europe and the US. Pranay holds a Bachelors degree in Mechanical Engineering specializing in Computer Aided Design, an MBA in Finance, and is a CFA charter holder. Pranay has nineteen years of experience in investment management, having worked in the financial industry in Europe, UK, US and Asia.. Pranay holds a Bachelors degree in Mechanical Engineering specializing in Computer Aided Design, an MBA in Finance, and is a CFA charter holder. Pranay has nineteen years of experience in investment management, having worked in the financial industry in Europe, UK, US and Asia.
(a) (2) (i-iii) Other Accounts Managed
The following table shows the number of accounts and total assets in the accounts managed by the Fund managers of the Sub-Adviser as of February 28, 2011, unless otherwise noted:

ING Global		Mutual Funds	Trusts, Sep Accts and Stable Value
Advantage and Premium		Registered Investment Companies	Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
Opportunity	Portfolio	Number of Accts / Total Assets	Number of Accts / Total Assets (rounded to nearest	Number of Accts / Total Assets
Fund (IGA)	Manager	(rounded to nearest million)	million)	(rounded to nearest million)
IIM Portion	Paul Zemsky	41/$18,799	12/$960	0/$0
	Jody I. Hrazanek	2/$499	0/$0	0/$0
	Vincent Costa	30/$14,050	10/$2,040	0/$0
	Pranay Gupta	9/$2,800	17/$2,660	0/$0
	Frank van Etten	2/$160	0/$0	0/$0

(a) (2) (iv) Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.
(a) (3) Compensation
For each of the portfolio managers (each a “Portfolio Manager” and collectively the “Portfolio Managers”) of the Portfolios listed above, compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and, in certain instances, (c) long-term equity awards tied to the performance of the parent company, ING Groep.
The Portfolio Managers for the Portfolios listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).
Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.
Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in ING IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
(a) (4) Ownership of Securities
Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Paul Zemsky	Over $100,000
Jody I. Hrazanek	None
Vincent Costa	None
Pranay Gupta	None
Frank van Etten	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

	(a)	(b)	(c)	(d)*
	TOTAL NUMBER	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE)
	OF SHARES (OR	PRICE PAID	(OR UNITS) PART OF PUBLICLY	OF SHARES (OR UNITS) THAT MAY YET BE
	UNITS)	PER SHARE (OR	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
Period*	PURCHASED	UNIT)	PROGRAMS	OR PROGRAMS
MARCH 1-31, 2009	153,044	$9.30	1,106,116	1,669,956
APRIL 1-30, 2009	0	—	0	1,669,956
MAY 1-31, 2009	0	—	0	1,669,956
JUNE 1-30, 2009	0	—	0	1,669,956
JULY 1-31, 2009	0	—	0	1,669,956
AUGUST 1-31, 2009	0	—	0	1,669,956
SEPTEMBER 1-30, 2009	0	—	0	1,669,956
OCTOBER 1-31, 2009	0	—	0	1,669,956
NOVEMBER 1-30, 2009	0	—	0	1,669,956
DECEMBER 1-31, 2009	0	—	0	1,669,956
JANUARY 1-31, 2010**	n/a	n/a	n/a	n/a
FEBRUARY 1-28, 2010**	n/a	n/a	n/a	n/a
TOTAL	153,044

*	The Registrant’s repurchase program, which authorized the repurchase of 1,823,000 shares, was announced on December 5, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

**	The repurchase program expired on December 31, 2009
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: May 5, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer

Date: May 5, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: May 5, 2011

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